EXHIBIT 10.39

National Rural Utilities
Cooperative Finance Corporation
Company

U.S. Bank National Association
Trustee

and

Federal Agricultural Mortgage Corporation
Guarantor

Indenture

Dated as of September 1, 2009

National Rural Utilities Cooperative Finance Corporation
Clean Renewable Energy Bonds, Secured Tax Credit Series 2009A

Table of Contents

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Section 811.	Acceptance of Appointment by Successor	56
Section 812.	Merger, Conversion, Consolidation or Succession to Business	57
Section 813.	Preferential Collection of Claims Against Company	57
Section 814.	Appointment of Authenticating Agent	61

Article Nine	Holders’ Lists and Reports by Trustee and Company	62

Section 901.	Holder Lists; Communications to Holders	62
Section 902.	Reports by Trustee	63
Section 903.	Reports by Company	64

Article Ten	Consolidation, Merger, Conveyance or Transfer	66

Section 1001.	Company May Consolidate, Etc., Only on Certain Terms.	66
Section 1002.	Successor Substituted.	66

Article Eleven	Supplemental Indentures	67

Section 1101.	Supplemental Indentures Without Consent of Holders.	67
Section 1102.	Supplemental Indentures with Consent of Holders.	68
Section 1103.	Execution of Supplemental Indentures	69
Section 1104.	Effect of Supplemental Indentures	69
Section 1105.	Reference in Securities to Supplemental Indentures	69

Article Twelve	Covenants	69

Section 1201.	Payment of Principal, Premium and Interest	69
Section 1202.	Maintenance of Office or Agency	69
Section 1203.	Money for Securities Payments to Be Held in Trust	70
Section 1204.	Officers’ Certificate	71

Article Thirteen	Redemption of Securities	72

Section 1301.	Applicability of Article.	72
Section 1302.	Election to Redeem; Notice to Trustee	72
Section 1303.	Extraordinary Mandatory Redemption	72
Section 1304.	Mandatory Sinking Fund Redemption	73
Section 1305.	Selection by Trustee of Securities to Be Redeemed	73
Section 1306.	Notice of Redemption	73
Section 1307.	Deposit of Redemption Price	74
Section 1308.	Securities Payable on Redemption Date	74
Section 1309.	Securities Redeemed in Part	75

Article Fourteen	Meetings of Holders of Securities	75

Section 1401.	Purposes for Which Meetings May Be Called	75
Section 1402.	Call, Notice and Place of Meetings	75
Section 1403.	Persons Entitled to Vote at Meetings	75

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Section 1404.	Quorum; Action	76
Section 1405.	Determination of Voting Rights; Conduct and Adjournment of Meetings	77
Section 1406.	Counting Votes and Recording Action of Meetings	77

Article Fifteen	Sinking Funds	78

Section 1501.	Applicability of Article	78
Section 1502.	Satisfaction of Sinking Fund Payments with Securities	78
Section 1503.	Redemption of Securities for Sinking Fund	78

Article Sixteen	Satisfaction and Discharge	78

Section 1601.	Satisfaction and Discharge of Indenture	78
Section 1602.	Application of Trust Money	80
Section 1603.	Satisfaction, Discharge and Defeasance of Securities	80
Section 1604.	Reinstatement	82

Article Seventeen	Grant of Security Interest in Pledged Collateral	83

Section 1701.	Security Interest	83

Article Eighteen	Immunity of Incorporators, Stockholders, Officers and Directors	83

Section 1801.	Exemption from Individual Liability	83

Exhibit A     Form of Security
Exhibit B     Form of Expense Requisition Statement
Exhibit C     Form of Demand Letter
Exhibit D     Form of Control Party Instructions
Exhibit E     Form of Funds Direction Statement

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Indenture, dated as of September 1, 2009, among National Rural Utilities Cooperative Finance Corporation, a District of Columbia cooperative association (herein called the “Company”), having its principal executive office and mailing address at 2201 Cooperative Way, Herndon, Virginia 20171-3025, U.S. Bank National Association, a national banking association, as Trustee (herein called the “Trustee”) and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States, as guarantor (herein called the “Guarantor”) having its principal executive office and mailing address at 1133 21st Street, N.W., Suite 600, Washington, D.C.

Recitals of the Company

Whereas, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its clean renewable energy bonds, to be issued as in this Indenture provided.

Whereas, the Company desires to provide for the creation of a series of clean renewable energy bonds to be known as the National Rural Utilities Cooperative Finance Corporation Clean Renewable Energy Bonds, Secured Tax Credit Series 2009A (herein called the “Series 2009A Bonds” or the “Securities”).

Whereas, the Company intends to lend the proceeds of the Securities to one or more members of the Company, as borrowers, to finance the cost of certain clean renewable energy facilities.

Whereas, the Guarantor has agreed to fully and unconditionally guarantee to the Trustee for the benefit of the Holders of the Series 2009A Bonds and the Company, the timely payment of the interest on the Series 2009A Bonds and, in the case of principal, an amount equal to the amount of outstanding principal of the Series 2009A Bonds less any amounts in the Series 2009A Project Account (as defined below), as set forth in this Indenture (the “Guarantee”).

Whereas, all things necessary to make this Indenture a valid and legally binding agreement of the Company, enforceable in accordance with its terms, have been done and the Company proposes to do all things necessary to make the Bonds, when issued by the Company, valid and legally binding obligations of the Company as hereinafter provided;

Whereas, all Securities will be secured by an assignment to the Trustee of the Company’s interest in the Pledged Collateral (as defined herein) and all moneys and securities from time to time held by the Trustee under the terms of this Indenture (except for moneys or securities in the Series 2009A Expense Account) and any and all other property conveyed as and for additional security hereunder by the Company.

Granting Clauses

Now, Therefore, This Indenture of Trust Witnesseth:

That the Company in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Securities by the Holders thereof, and of the sum of one dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery hereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, in order to secure the payment of the principal and interest on the Securities according to their tenor and effect, to secure the performance and observance by the Company of the Obligations (as hereinafter defined) and of all the covenants expressed or implied herein and in the Securities, does hereby grant, bargain, sell, convey, assign and pledge to the Trustee, and its successors in trust and assigns forever, to the extent provided in this Indenture, a security interest in the following, whether now owned, existing or held or hereafter acquired, and wherever located (the “Trust Estate”):

Granting Clause First

All rights, title and interest of the Company in, to and under the Pledged Collateral assigned pursuant to Article Seventeen hereof; and the proceeds of all thereof in accordance with the Pledge and Security Agreement.

Granting Clause Second

All rights, title and interest of the Company in, to and under all moneys and securities from time to time held directly or indirectly by the Trustee under the terms of this Indenture, including, without limitation, moneys and securities held in the Bond Fund and the Series 2009A Project Account, but not moneys or securities in the Series 2009A Expense Account, and any and all other real and personal property of every name and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred, as and for additional security hereunder by the Company or by anyone on its behalf or with its written consent, to the Trustee which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

To Have and To Hold all and singular the Trust Estate, whether now owned or hereafter acquired, unto the Trustee and its respective successors in said trust and assigns forever;

In Trust Nevertheless, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future owners of Securities, without privilege, priority or distinction as to the lien or otherwise of any of the Securities over any of the other bonds, except as expressly provided herein;

Provided, however, that if the Company, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of and interest on all of the Securities due or to become due thereon, at the times and in the manner mentioned in the Securities according to the true intent and meaning thereof, and shall cause all payments to be made on the Securities as required herein, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon (or United States Treasury Securities sufficient for the purpose as provided in Article Sixteen hereof), and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon the final payment thereof this Indenture and the rights hereby granted shall cease, determine and be void except as otherwise provided herein; otherwise this Indenture to be and remain in full force and effect.

This Indenture Further Witnesseth and it is expressly declared that all Securities issued and secured hereunder are to be issued, authenticated and delivered and all said property, rights and interests, including, without limitation, the amounts hereby assigned and pledged, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Company has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective Holders of Securities as follows:

Article One

Definitions and Other Provisions of General Application

Section 101.          Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1)          the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2)          all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

(3)          the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

(4)          certain terms, used principally in Article Eight, are defined in that Article.

“Act”, when used with respect to any Holder of a Security, has the meaning specified in Section 104.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 814 to act on behalf of the Trustee to authenticate Securities.

“Authorized Newspaper” means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place.  Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

“Authorized Officer of the Borrower” means the Chairman, General Manager or Chief Financial Officer of the Borrower or any other person authorized by the Board of the Borrower so to act or any other person performing a function similar to the function performed by any such officer or authorized person.

“Authorized Officer of the Company” means one or more of the following officers of the Company: its Chief Executive Officer, President, Chief Financial Officer, one of its Vice Presidents, its Secretary-Treasurer, Secretary, or one of its Assistant Secretary-Treasurers, or any other person authorized by the Board of the Company so to act or any other person performing a function similar to the function performed by any such officer or authorized person.

“Board of Directors” means the board of directors of the Company, the executive committee or any other committee of such board duly authorized to act hereunder.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Bond Counsel” means an attorney at law or a firm of attorneys (designated by the Company and acceptable to the Trustee) of nationally recognized standing in matters pertaining to the tax-exempt nature of interest or tax credits on bonds issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America.

“Bond Fund” means the Bond Fund created in Section 403.

“Borrower” means a member of the Company that has entered into a Loan Agreement with the Company for a loan of proceeds from the Securities.

“Borrower Repayments Fund” means the Borrower Repayments Fund created in Section 404.

“Business Day” means, any day, other than a (i) Saturday, (ii) Sunday, (iii) a day on which banking institutions are authorized or required by law, regulation or executive order to close in the City of New York or the City of Chicago, (iv) a day that the Company is not open for business, or, (v) for any place when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means any day that is not a day on which banking institutions in that Place of Payment or other location, as the case may be, are authorized or required by law, regulation or executive order to close.

“Code” means Internal Revenue Code of 1986, as supplemented and amended, including any successor statutes and any applicable rules, regulations, notices or orders promulgated thereunder.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Request” and “Company Order” mean, respectively, a written request or order signed in the name of the Company by its Chief Executive Officer, President, Chief Financial Officer or one of its Vice Presidents, and by its Secretary-Treasurer, or one of its Assistant Secretary-Treasurers, and delivered to the Trustee.  Such request may be incorporated into any Officers’ Certificate delivered hereunder.

“Control Party” means (i) the Guarantor, so long as no Guarantor Default is existing and continuing or (ii) the Holders of a majority of the aggregate principal amount of the Series 2009A Bonds Outstanding, or the Trustee acting on their behalf, in accordance with the provisions of this Indenture, for so long as a Guarantor Default is existing and continuing.

“Corporate Trust Office” means the designated office of the Trustee, at which at any particular time corporate trust business of the Trustee shall be administered, which office at the date of original execution of this Indenture is located at 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust Services, or at any other time at such other address as the Trustee may designate from time to time by notice to the Holders.

“corporation” shall include any cooperative association, voluntary association, company, corporation, joint-stock company, business trust or similar organization.

“Credit Support Agreement” means the credit support agreement between the Company and the Guarantor dated as of September 1, 2009.

“Determination of Potential Tax Credit Ineligibility” shall mean a determination by the Company that the Securities may cease to be eligible for a tax credit for the owner thereof under Section 54 of the Code in the absence of some corrective action to be taken on the part of the Company, which determination may be supported by a written opinion of Bond Counsel to that effect.

“Determination of Tax Credit Ineligibility” shall mean a determination that the Securities does not qualify for a tax credit for the owner thereof under Section 54 of the Code, which determination shall be deemed to have been made upon the occurrence of the first to occur of the following:

(a)          the date on which the Company determines that there is a significant likelihood that the Securities may not qualify for a tax credit, if such determination is supported by a written opinion of Bond Counsel to that effect; or

(b)          the date on which the Company shall receive notice in writing that the Trustee has been advised by the owner of any Security that the Securities does not qualify for a tax credit for the owner thereof, based upon a final determination made either by: (A) the Internal Revenue Service in a published or private ruling or technical advice memorandum or (B) any court of competent jurisdiction in the United States of America, as a result of a failure by the Company or any borrower to observe any agreement or representation in the Tax Compliance Agreement or a Loan Agreement or Project Agreement relating to the proceeds of the Securities.  Any such determination will not be considered final for this purpose unless the Owner of the Securities involved in the proceeding or action resulting in the determination (i) gives the Company and the Trustee prompt written notice of the commencement thereof and (ii) if the Company agrees to pay all expenses in connection therewith and to indemnify such Owner of the Securities against all liabilities in connection therewith, offers the Company an opportunity to contest the determination, either directly or in the name of the Owner of the Securities, and until conclusion of any review, if sought.

“Discharged” means that the Company will be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and all provisions of this Indenture relating to the Securities shall no longer be deemed in effect (and the Trustee, at the expense of the Company, will execute proper instruments acknowledging the same), except as to (A) the rights of Holders thereof to receive, from the trust fund described in clause 1603(q)(1) above, payment of the principal of and the interest on the Securities when such payments are due, (B) the Company’s obligations with respect to the Securities under Sections 305, 306, 1202, 1203 (last paragraph only) and 1602 and the Company’s obligations to the Trustee under Sections 807 and 810, (C) the rights of Holders of the Securities with respect to the payments which they are to receive of principal, premium and interest and (D) the rights, powers, trusts, duties and immunities of the Trustee hereunder, will survive such discharge.  The Company will reimburse the trust fund for any loss suffered by it as a result of any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations, or any principal or interest paid on such obligations, and, subject to the provisions of Section 807, will indemnify the Trustee against any claims made against the Trustee in connection with any such loss.

“Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

“Equivalent Principal Terms” has the meaning specified in Section 1302.

“Event of Default” has the meaning specified in Section 601.

“Expense Requisition Statement” means the written direction of the Company as described in Section 402(c).

“FCA” means the Farm Credit Administration, or any successor agency having oversight authority over the Guarantor.

“Funds Direction Statement” means the certificate of the Company as described in Section 404(c).

“Funds Requisition Statement” means the certificate of a Borrower as described in Section 402(b).

“Guarantee” shall mean the full and unconditional guarantee by the Guarantor to the Trustee for the benefit of the Holders of the Series 2009A Bonds and the Company of the timely payment of interest on the Series 2009A Bonds and, in the case of principal, an amount equal to the amount of outstanding principal of the Series 2009A Bonds less any amounts in the Series 2009A Project Account, as set forth in this Indenture.

“Guarantee Event” shall mean with respect to the Series 2009A Bonds the occurrence and continuation (for whatever the reason) of a failure by the Company to make or cause to be made the required payment into the Bond Fund at the Trustee of any amounts needed to pay interest on or principal of the Series 2009A Bonds by the close of business two (2) Business Days prior to when such amount becomes due for a Payment Date with respect to the Series 2009A Bonds.

“Guarantor” means the Person named as the “Guarantor” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Guarantor” shall mean such successor Person.

“Guarantor Default” means (1) a default by the Guarantor under its obligations pursuant to Section 501 which is existing and continuing; or (2) the appointment of a receiver, voluntary liquidation and involuntary liquidation pursuant to 12 U.S.C. § 2279cc; provided, however, the appointment of a conservator (or other similar official) by a regulator having jurisdiction over the Guarantor, whether or not the Guarantor consents to that appointment, will not constitute a Guarantor Default hereunder.

“Holder”, when used with respect to any Security means the Person in whose name the Security is registered in the Security Register.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

“Initial Purchaser” means Merrill Lynch, Pierce Fenner & Smith, Incorporated and its successor or assigns.

“Insolvency Event” means, for a specified Person, other than the Guarantor, (a) the filing of a decree or order for relief by a court or administrative or governmental body having jurisdiction in the premises in respect of such Person in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrate or similar official for such Person, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing; and for the Guarantor, as specified in 12 U.S. C. §2279cc and the rules and regulations thereunder.

“Insolvency Law” means any United States federal or state bankruptcy, insolvency or similar law for relief of debtors, now or thereafter in effect or any amendment thereto or the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, and any subsequent amendments.

“Interest”, when used with respect to the Securities, means interest payable to the owner thereof including any Supplemental Interest thereon.

“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security, payable semi-annually on June 15 and December 15, commencing December 15, 2009.

“Loan Agreement” means a loan agreement between the Company and a Borrower relating to all or a portion of proceeds of an issue of Securities, as amended from time to time.

“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of option for repayment or otherwise.

“Mortgage” means the mortgage and security agreement applicable to substantially all of the property of a Borrower.

“Note” means a secured promissory note, payable to the order of the Company, executed by a Borrower, pursuant to a Loan Agreement.

“Obligations” means the obligations of the Company under this Indenture and the Series 2009A Bonds including, without limitation, (i) all principal of, interest and Unpaid Interest (including, without limitation, any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on such Series 2009A Bonds or pursuant to this Indenture, (ii) all other amounts payable by the Company hereunder, under the Series 2009A Bonds, including (A) all costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or any Holder thereof in realizing on the Pledged Accounts or Pledged Collateral to satisfy such obligations and (B) all costs and expenses of, including reasonable compensation to, the Trustee (or its agents, as applicable) payable in accordance with the provisions of this Indenture and (iii) any renewals or extensions of the foregoing.

“Officers’ Certificate” means a certificate signed by the Chief Executive Officer, the President, the Chief Financial Officer or a Vice President, and by the Secretary-Treasurer, or one of the Assistant Secretary-Treasurers of the Company, and delivered to the Trustee.  Each such Officers’ Certificate shall contain the statements set forth in Section 102.

“Opinion of Counsel” means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company.  Each such Opinion of Counsel shall contain the statements set forth in Section 102.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable at the Maturity thereof.

“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i)          Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii)        Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

(iii)        Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon the Maturity thereof, and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which a Responsible Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded.  Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

“Payment Date” means, any Interest Payment Date, Stated Maturity or Maturity of the principal of or interest on the Securities.

“Paying Agent” means any Person authorized by the Company to pay the principal of and premium or interest on any Securities on behalf of the Company.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company or other entity, or government or any agency, instrumentality or political subdivision thereof.

“Place of Payment”, when used with respect to the Securities, means the place or places where, subject to the provisions of Section 1202, the principal of and premium or interest on the Securities are payable as specified as contemplated by Section 301.

“Pledge and Security Agreement” means the pledge and security agreement, dated as of the date hereof, between the Company and the Trustee for the benefit of the Secured Parties.

“Pledged Collateral” shall have the meaning set forth in the Granting Clause of the Pledge and Security Agreement.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

“Proceeds” means:  (i) all “proceeds” as defined in Article 9 of the UCC as in effect from time to time in the State of New York; (ii) all interest, dividends, payments or distributions made with respect to any of the Pledged Collateral; and (iii) whatever is receivable or received when the Pledged Collateral or proceeds are sold, exchanged, collected, converted or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Project” shall mean a project being financed under a Loan Agreement, as described in Schedule 1 to such Loan Agreement.

“Project Agreement” shall mean the Project Agreement between the Company and a Borrower, with respect to the Borrower’s Project and the Series 2009A Bonds.

“Project Fund” means the Project Fund created in Section 402.

“Qualified Investments” shall mean, subject to the applicable provisions of the Tax Compliance Agreement, any obligations having a maturity date not later than the final maturity date of the Securities in which the Company is authorized to invest, including, without limitation, certificates of deposit, money market funds, revenue obligations of state or local governments or their agencies or instrumentalities, the interest on which is excludable from gross income of the owner thereof for Federal income tax purposes, guaranteed investment contracts or other liquid investments.

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities means the 15th day immediately preceding such Interest Payment Date.

“Required Collateralization Level” shall have the meaning set forth in the Pledge Agreement.

“Responsible Officer”, when used with respect to the Trustee, shall mean any officer within the Corporate Trust Office having direct responsibility for the administration of this Indenture.

“Secured Parties” shall have the meaning set forth in Section 1701 of this Indenture.

“Security Register” has the meaning specified in Section 305.

“Security Registrar” means the Person appointed by the Company to register Securities and transfers of Securities as provided in Section 305 and Section 1202.

“Series 2009A Bonds” or the “Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Series 2009A Expense Account” has the meaning specified in Section 402.

“Series 2009A Project Account” has the meaning specified in Section 402.

“Special Record Date” for the payment of any Unpaid Interest on the Securities means a date fixed by the Company pursuant to Section 307.

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Supplemental Indenture” means a supplemental indenture amending this Indenture signed by the Chief Executive Officer, the President, the Chief Financial Officer or a Vice President, and by the Secretary-Treasurer, or one of the Assistant Secretary-Treasurer, of the Company, and an authorized officer of the Trustee.

“Supplemental Interest” means the amount of interest to be payable on the Securities.

“Tax Compliance Agreement” means the tax compliance certificate and agreement of the Company, with respect to the Securities, accepted by the Trustee, as amended.

“Tax Credit Rate” means the tax credit rate for each maturity of the Securities, as set forth in the Indenture and  the Tax Compliance Agreement relating to the Securities.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such with respect to the Securities pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” shall mean the Trustee with respect to the Securities.

“United States” means the United States of America (including the States and the District of Columbia) and its possessions.

“United States Alien” means any Person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

“United States Person” means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States and an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

“Unpaid Interest” has the meaning set forth in Section 307 hereof.

“U.S. Government Obligations” means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

“Vice President”, when used with respect to the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”

“Voting Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) in the equity interests of such Person, including, without limitation, capital stock, partnership interests and limited liability company interests, in each case having voting power for the election of, or to appoint or approve the appointment of, the directors, trustees or other persons holding similar positions or other governing body of such Person, whether at all times or only so long as no senior class of stock or other equity interests has such voting power because of default in dividends or other default.

Section 102.          Compliance Certificates and Opinions.  Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action or refrain from taking any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent or covenants, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent or covenants, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(1)          a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2)          a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)          a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)          a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.          Form of Documents Delivered to Trustee.  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.  Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.  An officer of the Company who signs any certificate or opinion shall be identified by the position(s) he or she holds at the Company that are relevant to such certificate or opinion, and the certificate or opinion may, but need not, identify every position such officer holds at the Company.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.  Each party agrees to accept a consolidated instrument produced by the other party, as long as the consolidated instrument gives the recipient substantively the same assurances the recipient would have obtained if individual instruments were used.

Section 104.          Acts of Holders.  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor and terms signed by such Holders in person or by agent duly appointed in writing.  Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company.  Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments and so voting at any such meeting.  Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 801) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.  The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1406.

Without limiting the generality of this Section 104, unless otherwise provided in or pursuant to this Indenture, a Holder, including a depositary that is (or whose nominee is) a Holder of a global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture or the Securities to be made, given or taken by Holders, and a depositary that is (or whose nominee is) a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such depositary’s standing instructions and customary practices.

(b)          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)          The ownership of Securities shall be proved by the Security Register.

(d)          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

(e)          The Company may set a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action by vote or consent authorized or permitted by Sections 610, 611 or 1102.  Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such Securities furnished to the Trustee pursuant to Section 901 prior to such solicitation.

Section 105.          Notices, Etc., to Trustee and Company.  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1)         the Trustee by any Holder or by the Company or the  Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Services, or such other address provided in writing by the Trustee, or

(2)         the Company by the Trustee or the  Guarantor or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid (or by overnight delivery), to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention:  Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company for such purpose, or

(3)         the Guarantor by the Company or the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid (or by overnight delivery), to the  Guarantor addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention:  Vice President-Finance, or at any other address previously furnished in writing to the Trustee by the  Guarantor for such purpose.

Section 106.          Notice to Holders of Securities; Waiver.  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.  In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.          Language of Notices, Etc.  Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 108.          Effect of Headings and Table of Contents.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.         Successors and Assigns.  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not, and all covenants and agreements in this Indenture by the Guarantor shall bind its successors and assigns, whether so expressed or not.

Section 110.         Separability Clause.  In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, then, to the extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.         Benefits of Indenture.  Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.         Governing Law.  This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, except to the extent set forth in Section 501(g) with respect to the Guarantee.  The Guarantee shall be governed by federal law as specified in Section 501(g).

Section 113.         Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment for that Security, then payment of principal or interest and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Article Two

Security Forms

Section 201.         Forms Generally.  The Securities shall be substantially in the form set forth in Exhibit A hereto, with such variations from such form (including temporary or permanent global form) as shall be established by or pursuant to a Board Resolution or a Supplemental Indenture and set forth in, or determined in the manner provided in, an Officers’ Certificate or established in one or more Supplemental Indentures, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.  Any such legends or endorsements placed on such Securities by the Company after the execution of the Securities shall be delivered in writing to the Trustee by the Company.  If temporary Securities are issued in global form as permitted by Section 304, the form thereof shall be established as provided in the second preceding sentence.  If the forms of Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary-Treasurer or an Assistant Secretary-Treasurer of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities (or any such temporary global Security); provided, however, that if the Secretary-Treasurer or Assistant Secretary-Treasurer of the Company is a signatory to an Officers’ Certificate delivered pursuant to this Section 201, then a separate certification by the Secretary-Treasurer or Assistant Secretary-Treasurer of the Company shall not be required.

The definitive Securities shall be typed, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202.          Form of Trustee’s Certificate of Authentication.  The Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

U.S. Bank National Association, as Trustee

By
Authorized Signatory

Section 203.          Securities in Global Form.  If the Securities are issuable in global form, any such Security shall represent such of the Outstanding Securities as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges.  Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon written instructions given by such Person or Persons as shall be specified therein, or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304.  Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in global form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order.  If a Company Order pursuant to Section 303 or Section 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

Article Three

The Securities

Section 301.          Issuance of the Series 2009A Bonds.  There shall be a series of Securities entitled “National Rural Utilities Cooperative Finance Corporation Clean Renewable Energy Bonds, Tax Credit Series 2009A” and the form thereof shall be substantially as set forth as Exhibit A hereto.  The aggregate principal amount of the Series 2009A Bonds at any one time outstanding shall be limited to $28,908,000, exclusive of substitution or replacement Series 2009A Bonds authenticated and delivered under this Indenture.  The Series 2009A Bonds are issuable only in registered form without coupons.  The Series 2009A Bonds shall bear the tax credit rates, bear interest per annum at the rates and mature on December 15 of the years and in the amounts set forth below:

Maturity Date (December 15)	Principal Amount	Tax Credit Rate	Interest Rate	Maturity Date (December 15)	Principal Amount	Tax Credit Rate	Interest Rate

2009	$1,807,000	2.12%	3.19%	2017	$1,807,000	5.37%	3.29%
2010	1,807,000	2.82%	3.20%	2018	1,807,000	5.62%	3.04%
2011	1,807,000	3.59%	3.25%	2019	1,807,000	5.73%	2.93%
2012	1,806,000	4.24%	3.30%	2020	1,806,000	5.84%	2.82%
2013	1,807,000	4.47%	3.33%	2021	1,807,000	5.95%	2.71%
2014	1,807,000	4.85%	3.23%	2022	1,807,000	6.04%	2.62%
2015	1,807,000	5.07%	3.30%	2023	1,807,000	6.10%	2.56%
2016	1,806,000	5.15%	3.31%	2024	1,806,000	6.18%	2.48%

Interest on the Bonds will be computed as provided in Section 310 hereof and will be paid semi-annually on June 15 and December 15 of each year, commencing December 15, 2009.

Section 302.          Denominations.  The Securities shall be issuable in denominations of $100,000 and any integral multiple of $1,000 over $100,000.

Section 303.          Execution, Authentication, Delivery and Dating.  The Securities shall be executed on behalf of the Company by its Chief Executive Officer, the President, the Chief Financial Officer or a Vice President, and by the Secretary-Treasurer or one of the Assistant Secretary-Treasurers of the Company.  The signature of any of these officers on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver the Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.

In connection with the issuance of the Securities, in authenticating such Securities, and accepting the responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 803(a)) shall be fully protected in relying upon, an Opinion of Counsel substantially to the effect that such Securities, when executed by the Company, authenticated and delivered by the Trustee and issued in accordance with this Indenture, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms and the terms of the Indenture, subject to such matters as shall be specified therein.

In giving such Opinion of Counsel, (i) such Counsel may rely as to matters governed by the law of any particular jurisdiction upon opinions of counsel in any such jurisdiction upon whom they believe they and the Trustee are justified in relying, and, in such event, they shall deliver copies of such opinions to the Trustee, (ii) such Counsel may include in any such Opinions customary qualifications and assumptions, including without limitation qualifications to the effect that (x) any sale or transfer by the Trustee of any of the Pledged Collateral (other than a transfer into the name of the Trustee or a nominee thereof) may be subject to the provisions of the Securities Act of 1933, other applicable securities laws and regulations promulgated thereunder, and (y) the enforceability of certain of the remedies under the Indenture are subject to equitable requirements of good faith which may render ineffective any consent by the Company to the sale of Pledged Collateral at private sale, and (iii) that the enforceability thereof may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights and that the enforceability thereof may be limited by laws with respect to or affecting the remedies provided for in said agreement or instrument (provided that such laws do not in the opinion of such Counsel make inadequate the remedies afforded thereby for the realization of the benefits provided for in such agreement or instrument).

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.  Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.          Temporary Securities; Exchange of Temporary Securities.  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and terms of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay.  After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company in a Place of Payment for the Securities, without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities, of any authorized denominations and of like tenor and aggregate principal amount.

Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such tenor.

Section 305.          Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at an office or agency to be maintained in accordance with Section 1202 a register (being the combined register of the Security Registrar and all transfer agents designated pursuant to Section 1202 for the purpose of registration of transfer of Securities and sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as may be prescribed, the Company shall cause to be provided the registration of Securities and the registration of transfers of Securities.

Upon surrender for registration of transfer of any Security at the office or agency of the Security Register maintained pursuant to Section 1202 for such purpose in a Place of Payment for such Securities, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and tenor and terms.

At the option of the Holder, the Securities may be exchanged for other Securities in any authorized denominations and of a like aggregate principal amount and tenor and terms, upon surrender of the Securities to be exchanged at any such office or agency.

Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

The global Securities shall be exchangeable for definitive certificated Securities if (i) the depositary for such global Securities notifies the Company that it is unwilling or unable to continue as depositary for such global Securities or at any time such depositary ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended (or any successor thereto), if so required by applicable law or regulation, and the Company shall not have appointed a successor depositary for such Securities within 90 days of such notification or of the Company becoming aware of the depositary’s ceasing to be so registered, as the case may be or (ii) the Company, in its sole discretion, determines that the global Securities shall be exchangeable for definitive certificated Securities and executes and delivers to the Trustee a Company Order to the effect that such global Securities shall be so exchangeable.  If the Holders of, or beneficial owners of interests in, a global Security are entitled to exchange such interests for definitive Securities as a result of an event described in the preceding sentence, such exchanges shall be effected in accordance with the provisions set forth in the immediately preceding paragraph.  Any global Security that is exchangeable for definitive certificated Securities pursuant to this paragraph will be exchangeable for definitive certificated Securities registered in such name or names as the depositary for such global Security shall instruct the Trustee in writing.

All Securities issued upon any registration of transfer or in exchange for Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 1105 or 1308 not involving any transfer.

If the Securities are to be redeemed in part, neither the Trustee nor the Company shall be required, pursuant to the provisions of this Section 305, (A) to issue, register the transfer of or exchange any Securities (of any specified tenor) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1305 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, any portion not to be redeemed.

Section 306.          Mutilated, Destroyed, Lost and Stolen Securities.  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security and of like tenor and terms and principal amount and bearing a number not contemporaneously outstanding and shall cancel and dispose of such mutilated Security in accordance with customary procedures.

If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice of the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and terms and principal amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Trustee) connected therewith.

Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and of like tenor and terms duly issued hereunder.

The provisions of this Section are (to the extent lawful) exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.          Payment of Interest; Interest Rights Preserved. Interest, if any, on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date with respect to such Interest Payment Date. At the option of the Company, payment of interest on any Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account designated by such Person pursuant to an arrangement that is satisfactory to the Trustee and the Company.  In the event that payments shall be made by wire transfer, the Company shall arrange by 10:00 a.m. New York time on the Interest Payment Date for the wire transfer of money in immediately available funds to the Trustee or Paying Agent.  The Trustee shall not be responsible or held liable for any loss resulting from a failure of the federal funds wire system or any other occurrence beyond its control in connection with wire transfers made pursuant to this Section.

Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Unpaid Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Unpaid Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

(1)          The Company may elect to make payment of any Unpaid Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Unpaid Interest, which shall be fixed in the following manner.  The Company shall notify the Trustee in writing of the amount of Unpaid Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Unpaid Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Unpaid Interest as in this Clause provided.  At the same time the Company shall fix a Special Record Date for the payment of such Unpaid Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment.  Upon receipt of written notice of such Special Record Date from the Company the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Unpaid Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date.  Notice of the proposed payment of such Unpaid Interest and the Special Record Date therefor having been so mailed, such Unpaid Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2)          The Company may make payment of any Unpaid Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.          Persons Deemed Owners.  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

No owner of any beneficial interest in any global Security held on its behalf by a depositary (or its nominee) shall have any rights under this Indenture with respect to such global Security, and such depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such global Security for all purposes whatsoever.  None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security issued in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, any Paying Agent or the Security Registrar from giving effect to any written certification, proxy or other authorization furnished by the applicable depositary or its nominee, as a Holder, with respect to a global Security or impair, as between such depositary and the owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominees) as the Holder of such global Security.

Section 309.          Cancellation. All Securities surrendered for payment, redemption, repayment, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee.  All Securities so delivered shall be promptly cancelled by the Trustee.  The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to any Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee.  No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture.  All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary practices.

Section 310.          Computation of Interest.  Interest on the Securities, if any, shall be computed on the basis of a 360-day year of twelve 30-day months.  If any principal of or premium, if any, or interest on the Securities is not paid when due then, to the extent permitted by law, interest will accrue and be payable by the Company on such overdue principal, premium, if any, and interest at the rate or rates prescribed therefor in such Securities.  Accrual of the Tax Credit Rate shall be computed on the basis provided by the Internal Revenue Service.

Section 311.          CUSIP Numbers.  The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.  The Company will promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

Article Four

Application of Proceeds; Project Fund; Bond Fund; Borrower Repayments Fund

Section 401.          Deposit of Funds.  The Company shall apply the proceeds from the sale of the Securities (less Initial Purchaser’s discount, original issue discount or accrued interest, if any) to make loans to the Borrowers for whose benefit, and at whose request, such Securities are issued, and to pay related expenses, and shall deposit with the Trustee all such sale proceeds.  The Trustee shall deposit proceeds from the sale of the Securities into the Project Fund created below in order that such proceeds may be used (i) to reimburse Borrowers for the costs of acquiring, constructing, or equipping Projects and (ii) to pay costs relating to the issuance of the Securities hereunder, all as more fully described in Section 402 hereof.

Section 402.          Project Fund.

(a)          General.  The Trustee shall establish and maintain so long as any Securities are outstanding a separate Fund to be known as the “Project Fund—CREBs Program” (the “Project Fund”) and within the Project Fund the Trustee shall establish two separate Accounts to be known as the “Series 2009A Project Account” of the Project Fund and the “Series 2009A Expense Account” of the Project Fund.

In accordance with the specific direction provided in the Company Request, the Trustee shall divide the proceeds from the sale of the Securities into the portion to be deposited into the Series 2009A Project Account and the portion to be deposited into the Series 2009A Expense Account.

(b)          Disbursements from Series 2009A Project Account of the Project Fund.

(i)          Withdrawals.  Except for withdrawals made in accordance with the Tax Compliance Agreements, moneys deposited in the Series 2009A Project Fund shall be paid out from time to time by the Trustee to the Company in order to reimburse a Borrower for payments made, for costs of a Borrower’s Project (including any capital expenditure for planning, financing or other services constituting a cost of the Project), in each case only upon receipt by the Trustee from the Company of the following:

A copy of the Funds Requisition Statement of such Borrower, which must be approved by signature of an Authorized Officer of the Company, in substantially the form attached as Exhibit A to the Loan Agreement with such Borrower, which Exhibit A shall include, among other things, representations:

(1)     stating the number of such Funds Requisition Statement, the issue of Securities to which such Funds Requisition Statement relates, the name of the Borrower to whom each such payment is due, each amount to be reimbursed and the general classification of the costs for which each obligation to be paid was incurred;

(2)     stating that such costs have been incurred by the Borrower and have been paid by the Borrower in connection with the Project and are reimbursable under the Loan Agreement and each item thereof is a capital expenditure and has not been previously reimbursed from the Series 2009A Project Fund;

(3)     stating that the representations and warranties contained in such Borrower’s Loan Agreement and Project Agreement are true and will continue to be true upon use of the funds as requested herein; and

(4)     stating that no event of default has occurred and is continuing under such Borrower’s Loan Agreement or its Mortgage.

(ii)        Completion Certificate.  A Borrower with respect to its Project is required by its related Loan Agreement to submit to the Company within 30 days after the completion of such Project, a Completion Certificate signed by an Authorized Officer of the Borrower, which shall promptly be submitted by the Company to the Trustee:

A.          stating that all portions of such Project have been fully completed substantially in accordance with any plans and specifications therefor, as then amended, and the date of completion; and

B.          stating that the amounts advanced on the Loan and the use of the property financed, refinanced or reimbursed therefrom will not cause any of the representations or certifications contained in such Borrower’s Project Agreement to be untrue or result in a violation of any covenant in such Borrower’s Project Agreement.

(iii)        Termination Certificate.  If a Borrower determines that its Project will not be completed as described in Section 402(b)(ii) above, the Borrower is required by its related Loan Agreement to submit to the Company within 30 days of such determination, a Termination Certificate signed by an Authorized Officer of the Borrower, which shall promptly be submitted by the Company to the Trustee:

A.          stating that no more acquisition, construction or installation will occur with respect to the Project; and

B.          stating that the Borrower does not intend to request any further Advances on the Loan.

(iv)        Disposition of Moneys after Completion, Termination Borrower Default or Draw Period Expiry; Financing Additional Project Costs.  When (y) the Company shall have received a Completion Certificate as described in subparagraph (b)(ii) of this Section 402 or a Termination Certificate as described in subparagraph (b)(iii) of this Section 402 with respect to any Project of a Borrower and shall have submitted such Completion Certificate or Termination Certificate to the Trustee or determined that it will cease making Advances to a Borrower under a Loan Agreement following an Event of Default (as defined therein) thereunder or (z) the Draw Period (as defined in the Loan Agreement) has ended, and the Company has paid all Funds Requisition Statements theretofore tendered by such Borrower to the Company under the provisions of subparagraph (b)(i) of this Section 402 with respect to such Project, the Company shall calculate what portion the proceeds of the Securities which were expected to be loaned to such Borrower will thus be unused by the Borrower for such Project.  Likewise, if a Borrower has defaulted on the terms and conditions of the related Loan Agreement, the Company may require the Borrower to prepay the Loan under the terms of the Loan Agreement.  The Company shall then determine how to allocate such unused proceeds remaining in the Series 2009A Project Account or such prepaid amounts following a default among one or more of following purposes:

A.          to the extent permitted by law (expressed in an Opinion of Bond Counsel), except in the case of a Draw Period expiration referred to in (z) above, to be applied to pay additional unreimbursed costs of other “qualifying projects” (as such term is defined in the Section 54 of the Code) of borrowers (including such Borrower) which have received loans of the proceeds of Securities, provided that each such project has obtained an allocation of clean renewable energy bond cap from the Internal Revenue Service;

 B.         if the Company makes a Determination of Potential Tax Credit Ineligibility, to be withdrawn by the Trustee from the Series 2009A Project Account and deposited into the Bond Fund to redeem Securities pursuant to Section 1303 hereof; and/or

C.          to be held or applied in any other lawful manner, provided that there shall be delivered to the Trustee and the Company an Opinion of Bond Counsel to the effect that such application will not adversely affect the validity of the Securities or any tax credit to which the owners of the Securities would otherwise be entitled.

(c)         Disbursement from Series 2009A Expense Account of the Project Fund.  Moneys deposited in the Expense Account of the Project Fund shall be paid out from time to time by the Trustee to the Company, upon receipt by the Trustee of an Expense Requisition Statement of the Company, in substantially the form attached as Exhibit B, which Exhibit B shall state that such amount is due and owing, has not been previously paid with moneys disbursed from such Account and is a proper cost of issuing the Securities, and shall be used to pay the fees, costs and expenses of issuing Securities, including, without limitation, all printing expenses in connection with this Indenture, Borrower Loan Agreements, Project Agreements and Series 2009A Bonds, Rating Agency fees, legal fees, administrative charges of the Company and the initial fees and expenses of the Trustee.  Any moneys that remain on deposit in the Series 2009A Expense Account on the earlier of (i) the date on which the Company notifies the Trustee that all such fees and expenses to be paid by the Company have been paid, or (ii) six months following the issuance date of the Securities shall be transferred by the Trustee and deposited in the Series 2009A Project Account, as directed by the Company.

(d)         Investment of Project Fund Moneys.  Subject to the provisions of Section 403(h) of this Indenture, moneys at any time on deposit in the Project Fund shall be invested or reinvested by the Trustee at the written direction of the Company in Qualified Investments maturing, redeemable or marketable at such time or times so that funds will be available from time to time for the purposes set forth in this Section 402, provided, however, that moneys in the Project Fund may only be invested in money market funds or short-term federal securities direct obligations of (including obligations issued or held in book entry form on the books of) or obligations the principal of and interest on which are guaranteed by, the United States of America and having a maturity date of less than 12 months.  The Trustee and the Company shall be entitled to rely upon a schedule of anticipated payments of construction and equipment costs approved by a Borrower, in scheduling such investments.  Any interest or profit on such investments shall be credited to, and any losses on such investments shall be charged against, the Account in which such investments are held.  The Company may direct the sale or present for redemption any obligations so purchased whenever it shall be necessary in order to provide moneys to meet any payment pursuant to this Section 402 and neither the Trustee nor the Company shall be liable or responsible for any loss resulting from such investments.  Notwithstanding any other provisions of this Section 402, all investment earnings shall be subject to the provisions of the Tax Compliance Agreement(s).

(e)         Disposition of Excess Moneys in the Series 2009A Project Account; Financing Additional Project Costs.  When the Company determines that excess proceeds exist in the Series 2009A Project Account due to a return of unused monies from the related Expense Account pursuant to subsection (c) of this Section 402 or because of investment earnings on such account pursuant to subsection (d) of this Section 402, the Company shall calculate the amount of such excess.  The Company shall then determine how to allocate such unused proceeds remaining in the Project Fund among one or more of following purposes:

A.         to the extent permitted by law (expressed in an Opinion of Bond Counsel), to be applied to pay additional unreimbursed costs of other “qualifying projects” (as such term is defined in the Section 54 of the Code) of borrowers which have received loans of the proceeds of Securities, provided that each such project has obtained an allocation of clean renewable energy bond cap from the Internal Revenue Service;

 B.          if the Company makes a Determination of Potential Tax Credit Ineligibility, to be withdrawn by the Trustee from the Series 2009A Project Account and deposited into the  Bond Fund to redeem Securities  pursuant to Section 1303 hereof; and/or

C.          to be held or applied in any other lawful manner, provided that there shall be delivered to the Trustee and the Company an Opinion of Bond Counsel to the effect that such application will not adversely affect the validity of the Securities or any tax credit to which the owners of the Securities would otherwise be entitled.

Section 403.          Bond Fund.

(a)         General.  The Trustee shall establish and maintain so long as any Securities are outstanding a separate Fund to be known as the “Bond Fund—CREBs Program” (the “Bond Fund”).

(b)         Payments into Bond Fund; Excess Amount.  There shall be deposited in the Bond Fund, as and when received (a) any amount in the Project Fund directed by the Company to be deposited in the Bond Fund under Section 402 hereof; (b) all repayments and revenues from a Borrower or the Company under a Loan Agreement or a Note intended to pay principal and premium and interest on the Securities; (c) all income or other gain realized from the investment of moneys in the Bond Fund; (d) any amount deposited by the Company in the Bond Fund; and (e) all other moneys received by the Trustee under and pursuant to any of the provisions of any Loan Agreement, any Note or a Tax Compliance Agreement that is specifically directed to be deposited in the Bond Fund.  So long as no acceleration of principal or any interest on the Securities has occurred, the amounts due to be deposited in the Bond Fund shall be reduced by any “Excess Amount” in the Bond Fund.  The term “Excess Amount” as of a payment date shall mean the amount of cash in the Bond Fund on such date already on hand and available for payment of the principal or interest on the Securities.

(c)         Use of Moneys in Bond Fund.  Except as provided in Section 403(h) hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of and premium and interest on the Securities, including for the redemption of Securities prior to maturity.  As provided in the Tax Compliance Agreement, other than any amounts being held to pay principal on matured Securities that have not been presented for payment, any moneys deposited in the Bond Fund shall be spent within the 12-month period beginning on the date of deposit therein.

(d)         Custody of Bond Fund.  Moneys held in the Bond Fund shall be in the custody of the Trustee.  The Company hereby authorizes and directs the Trustee to withdraw sufficient funds from the Bond Fund to pay the principal of and premium and interest on the Securities as the same become due and payable, including for the redemption of Series 2009A Bonds prior to maturity, which authorization and direction the Trustee hereby accepts.

(e)         Moneys to Be Held in Trust.  All moneys deposited under any provision of this Indenture in the Bond Fund, the Project Fund or the Borrower Repayments Fund created below shall be held by the Trustee in trust and, except for moneys deposited with or paid to the Trustee for the payment of Series 2009A Bonds or for the redemption of Series 2009A Bonds notice of the redemption of which has been duly given, shall, while held in the Bond Fund, the Series 2009A Project Account or the Borrowers Repayment Fund by the Trustee, constitute part of the Trust Estate as defined herein and be subject to the lien or security interest created hereby.

(f)          Investment of Bond Fund Moneys.  Subject to the provisions of Section 403(h) of this Indenture, moneys at any time on deposit in the Bond Fund shall be invested or reinvested by the Trustee at the written direction of the Company in Qualified Investments maturing, redeemable or marketable at such time or times in order to pay principal, premium, if any, and interest on the Securities when due.  During the period that the Project Fund is actively being used to provide loans to Borrowers from the Securities and prior to the completion or termination of such Borrower projects, any interest or profit on the investments in the Bond Fund shall be credited to, and any losses on such investments shall be charged against, the Project Fund. Thereafter, any interest or profit on the investments in the Bond Fund shall be credited to, and any losses on such investments shall be charged against, the Bond Fund in which such investments are held. Notwithstanding any other provisions of this Section 403, all investment earnings shall be subject to the provisions of the Tax Compliance Agreement.

(g)         Repayment to the Company from Bond Fund.  After payment in full of (i) the Securities (or provision for payment thereof having been made in accordance with the provisions of Article Sixteen hereof), (ii) the related fees, charges and expenses of the Trustee and any Paying Agent in accordance with this Indenture, (iii) all other amounts required to be paid under this Indenture and the Loan Agreements relating to such Securities, and (iv) all amounts relating to the Guarantee required to be paid under this Indenture, any amounts remaining in the Bond Fund, shall belong to, and upon written order of an Officer of the Company shall be paid by the Trustee to, the Company.  The Trustee shall be entitled to rely upon a certificate of an Officer of the Company as to any amount payable to the Company under the provisions of this Section.

(h)         Compliance with Tax Compliance Agreement.  Notwithstanding anything herein to the contrary with respect to the funds discussed in Article Four hereof, moneys held under the provisions of this Indenture shall be used in accordance with the applicable provisions of the Tax Compliance Agreement.

Section 404.          Borrower Repayments Fund.

(a)         General.  The Trustee shall establish and maintain so long as any Securities are outstanding a separate Fund to be known as the “Borrower Repayments Fund—Series 2009A CREBs Program” (the “Borrower Repayments Fund”).

(b)         Payments into Borrower Repayments Fund.  The Company will collect all repayments and revenues from Borrowers on their Notes pursuant to a Loan Agreement and, after making certain deductions, will deliver such monies intended to pay principal and interest on the Securities to the Trustee for deposit into the Borrower Repayments Fund.

(c)          Use of Moneys in Borrower Repayments Fund.  Except as provided in Sections 404(d) and (f) hereof, moneys in the Borrower Repayments Fund may be used, without limitation, (i) for transfer to the Bond Fund, pursuant to a Funds Direction Statement from the Company to the Trustee in the form attached as Exhibit E, for the payment of the principal of and premium and interest on the Securities, including for the redemption of such Securities prior to maturity; (ii) to the extent not needed for (i) above, as determined by the Company, to be withdrawn by the Company, pursuant to a Funds Direction Statement from the Company to the Trustee, on each payment date with respect to the Securities, to pay the Company for the costs of operating the Securities program.  As provided in the Tax Compliance Agreement, any moneys deposited in the Borrower Repayments Fund shall be used as provided in (i) or (ii) above within the 12-month period beginning on the date of deposit therein or in the related Bond Fund.

The Company agrees to direct the Trustee to transfer to the Bond Fund from the Borrower Repayments Fund, or otherwise remit, at least two (2) business days prior to a Payment Date on the Series 2009A Bonds sufficient amounts to make full payment of any principal and/or interest on the Series 2009A Bonds to be due on such Payment Date.

(d)          Investment of Borrower Repayments Fund Moneys.  Subject to the provisions of Section 404(f) of this Indenture, moneys at any time on deposit in the Borrower Repayments Fund shall be invested or reinvested by the Trustee at the written direction of the Company in Qualified Investments maturing, redeemable or marketable at such time or times in order to pay principal, premium, if any, and interest on the Securities when due.  Any interest or profit on such investments shall be credited to, and any losses on such investments shall be charged against, the Company, and need not be used for the purpose specified in subsection (c) above. Notwithstanding any other provisions of this Section 404, all investment earnings shall be subject to the provisions of the Tax Compliance Agreement(s).

(e)          Repayment to the Company from Borrower Repayments Fund.  After payment in full of (i) the Securities (or provision for payment thereof having been made in accordance with the provisions of Article Sixteen hereof), (ii) the fees, charges and expenses of the Trustee and any Paying Agent relating to the Securities in accordance with this Indenture, and (iii) all other amounts relating to such Securities required to be paid under this Indenture and the related Loan Agreements, any amounts remaining in the account within the Borrower Repayments Fund shall belong to, and upon written order of an Officer of the Company shall be paid by the Trustee to, the Company.  The Trustee shall be entitled to rely upon a certificate of an Officer of the Company as to any amount payable to the Company under the provisions of this Section.

(f)          Compliance with Tax Compliance Agreement.  Notwithstanding anything herein to the contrary with respect to the funds discussed in Article Four hereof, moneys held under the provisions of this Indenture shall be used in accordance with the applicable provisions of the Tax Compliance Agreement.

Article Five

Guarantee; Action by the Trustee

Section 501.          Guarantee of the Series 2009A Bonds.  In addition to the provisions of the Indenture regarding the Securities generally:

(a)          If a Guaranty Event shall occur, the Guarantor agrees to pay in full to the Trustee, for deposit into the Bond Fund, for the benefit of the Holders of the Series 2009A Bonds, an amount equal to the interest on the Series 2009A Bonds and principal of the Series 2009A Bonds then due, as set forth in Section 301 of this Indenture, whether at maturity, by acceleration or otherwise, not later than 2:30 p.m. New York City time on the applicable due date, subject to the Company’s right to pay as set forth in Section 502(b); provided, however, that the amount of principal paid hereunder shall not exceed an amount equal to the outstanding principal of the Series 2009A Bonds less any amounts in the Series 2009A Project Account.

(b)          The Guarantor’s obligations hereunder shall inure to the benefit of and shall be enforceable by any Holder of a Series 2009A Bond through the Trustee (or individually by any such Holder in the event the Trustee shall have failed to make prompt demand upon the Guarantor after due notification from any such Holder) if, for any reason beyond the control of such Holder, such Holder shall have failed to receive on any Payment Date of the interest or principal, as applicable, payable to such Holder on such date.

The Guarantor hereby irrevocably agrees that its obligations hereunder shall be unconditional, irrespective of the validity, legality or enforceability of, or any change in or amendment to, the Indenture or any Series 2009A Bond, or any breach of any obligation of the Company to the Guarantor in consideration of its Guarantee, the absence of any action to enforce the same, the waiver or consent by the Holder of any Series 2009A Bond or by the Trustee with respect to any provisions of the Indenture, or any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, protest or notice with respect to each Series 2009A Bond or the interest represented thereby, and all demands whatsoever, and covenants that the Guarantee will not be discharged except upon complete irrevocable payment of the principal and interest obligations represented by the Series 2009A Bonds.

(c)          To the fullest extent permitted by applicable law, the Guarantor hereby waives and agrees not to assert, solely for the benefit of Holders of the Series 2009A Bonds, all defenses, set-offs and counterclaims of any kind (including, without limitation, the defense of fraud in inducement or fact, any defense based on any duty claimed to arise from the doctrine of “utmost good faith” or any similar or related doctrine or any other circumstances that would have the effect of discharging a surety, guarantor or any other person in law or in equity) that the Guarantor otherwise might have asserted as a defense to its obligation to pay in full any amounts that have become due and payable in accordance with the terms and conditions of the Indenture. Nothing in this paragraph, however, shall be deemed to constitute a waiver of any rights, remedies, claims or counterclaims that the Guarantor may have with respect to the Company.

(d)          No reference herein shall alter or impair the Guarantee, which is absolute and unconditional, of the due and punctual payment of principal of, and interest on, the Series 2009A Bonds, on the dates specified in (a) above.

(e)          The Guarantee is not an obligation of, and is not a guarantee as to principal or interest by the Farm Credit Administration, the United States or any other agency or instrumentality of the United States (other than the Guarantor). The Guarantor’s obligations under the Guarantee will not be backed by the full faith and credit of the United States.

(f)          The Guarantee shall not be valid or become obligatory for any purpose with respect to any Series 2009A Bond until the certificate of authentication on such Series 2009A Bond shall have been signed by the Trustee under the Indenture.

(g)          The Guarantee and this Article V shall be governed by, and construed in accordance with, federal law. To the extent federal law incorporates state law, that state law shall be the laws of the State of New York applicable to contracts made and performed therein.

Section 502.          Action by the Trustee.

(a)          If a Guaranty Event occurs, the Trustee shall promptly (but in no event later than 10:00 a.m. on the Payment Date) make a written demand for payment to the Guarantor, substantially in the form attached hereto as Exhibit C, delivering to the Company at the same time a copy of such demand.

(b)          If the Company remits to the Trustee the required amount on the next Business Day following a Guarantee Event, the Trustee shall promptly notify the Guarantor that the Guarantee Event is no longer continuing, cancelling the request for a payment by the Guarantor.

(c)          If any Guaranty Event shall have occurred and be continuing, then, not later than 2:30 p.m. New York City time on the Payment Date, the Guarantor will pay to the Trustee for the benefit of the Holders of the Series 2009A Bonds, immediately upon demand by the Trustee, such of the principal or interest amounts then due and payable and any other amounts payable with respect to, the Series 2009A Bonds as set forth in Section 501(a) hereof.

(d)          If the Guarantor shall fail to pay to the Trustee such amounts described in (c) above following a Guaranty Event, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company, the Guarantor or other obligor upon the Series 2009A Bonds, as applicable, and collect in the manner provided by law out of the property of the Company, the Guarantor or other obligor upon the Series 2009A Bonds, as applicable, wherever the funds adjudged or decreed to be payable are situated. If there shall be pending proceedings relative to the Company, the Guarantor or any other obligor upon the Series 2009A Bonds, as applicable, under Insolvency Law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company, the Guarantor, such other obligor, or any such party’s property or in case of any other comparable judicial proceedings relative to the Company, the Guarantor or other obligor upon the Series 2009A Bonds, as applicable, or to the creditors or property of the Company, the Guarantor or such other obligor, the Trustee, irrespective of whether the principal of the Series 2009A Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

(i)          to file such proofs of a claim or claims and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, by the Trustee and each predecessor Trustee, except as those adjudicated in a court of competent jurisdiction to be the result of any such Trustee’s negligence or bad faith) and of the Holders of the Series 2009A Bonds and the Guarantor allowed in any judicial proceedings relative to the Company, the Guarantor or other obligor upon the Series 2009A Bonds, or to the creditors or property of the Company, the Guarantor or such other obligor, as applicable;

(ii)         unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Series 2009A Bonds in any election of a receiver, liquidator or trustee or a standby receiver, liquidator or trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar functions in comparable proceedings; and

(iii)        to collect and receive any funds or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of each Holder, the Guarantor and of the Trustee on each Holder’s behalf; and any trustee, receiver, or liquidator, custodian or other similar official is authorized by each Holder and the Guarantor to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to any Holder and to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as those adjudicated in a court of competent jurisdiction to be the result of any such Trustee’s negligence or bad faith.

(e)          Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Series 2009A Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f)          All rights of action and of asserting claims under this Indenture and the Series 2009A Bonds may be enforced by the Trustee without any possession of any of the Series 2009A Bonds or the production thereof at trial or any other proceeding relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be distributed in accordance with the terms of the Indenture.

(g)          In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture) the Trustee shall be held to represent every Holder of the Series 2009A Bonds, and it shall not be necessary to make any Holder of the Series 2009A Bonds party to any such proceedings.

Article Six

 Events of Default; Remedies

Section 601.          Events of Default; Remedies. “Event of Default”, wherever used herein with respect to the Securities means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)          default in the payment of any interest on any Security when it becomes due and payable; or

(2)          default in the payment of any principal of or any premium on any Security at its Maturity; or

(3)          default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or in the Securities, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of not less than 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(4)          an Insolvency Event relating to the Company shall have occurred and be continuing; or

(5)          a failure by the Company to maintain the Required Collateralization Level and a continuation of such default for a period of five (5) Business Days after the Company becomes aware of such default.

Section 602.          Acceleration of Maturity, Rescission and Annulment.

(a)          Subject to the provisions of Section 701, if an Event of Default occurs and is continuing, the Control Party may, or the Trustee acting at the direction of the Control Party shall (subject to Section 803) or, if the Guarantor is not the Control Party, the Trustee acting at the direction of the Holders of at least 50% of the aggregate principal amount of the Series 2009A Bonds Outstanding shall (subject to Section 803), in each case, by written notice to each of the Guarantor and the Company, accelerate the maturity of the Bonds by declaring the principal and all accrued and unpaid interest, if any, of such Bonds due and owing and any other amounts payable with respect thereto to be due and payable immediately.

(b)          Notwithstanding Section 602 (a), if at any time after the principal of the Bonds, any interest due and owing and any other amounts payable with respect thereto shall have been so declared due and payable and before any judgment or decree for the payment of the funds due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all due and payable interest on, and any other amounts payable with respect to, the Series 2009A Bonds and the principal of the Series 2009A Bonds which shall have become due and payable otherwise than by acceleration pursuant to Section 602(a) (in each case, with interest (including post-petition interest in any proceeding under any Insolvency Law, to the extent lawful) on such principal at the same rate as the rate of interest applicable to the Series 2009A Bonds to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default, other than the non-payment of the principal of or interest on the Series 2009A Bonds which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Control Party or, if the Guarantor is not the Control Party, the holders of at least 50% of the aggregate principal amount of the Series 2009A Bonds Outstanding by written notice to the Guarantor, the Company and the Trustee, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

Section 603.          Collection of Indebtedness.  If an Event of Default under Section 601(1) or (2) occurs and is continuing, the Company covenants that the Company will, upon demand of the Trustee upon Act of the Control Party, or if Farmer Mac is not the Control Party, not less than 50% in principal amount of the Securities, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium, sinking fund installment and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, sinking fund installment and on any overdue interest, computed from the date of default in the payment of such interest, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Company fails to pay such amounts and the Guarantor fails to pay the amounts required pursuant to Section 501(a) hereof, the Company shall pay, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, sinking fund installment and on any overdue interest, computed from the date of default in the payment of such interest, at the rate equivalent to the Tax Credit Rate prescribed therefor for such Securities pursuant to Section 301.

If the Company fails to pay such amounts, the Trustee, in its own name and as trustee of an express trust, may upon Act of the Control Party, or if Farmer Mac is not the Control Party, the Holders of not less than 50% in principal amount of the Securities institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

Section 604.          Trustee May Enforce Claims Without Possession of Securities.  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 605.          Application of Proceeds.  (a) So long as there is no Guarantor Default, funds collected by the Trustee (i) following the occurrence and during the continuance of an Event of Default, from the Company or the Guarantor for the payment of the principal of, and interest (including Unpaid Interest) on, the Series 2009A Bonds and (ii) under Section 3.02 of the Pledge and Security Agreement shall be applied in the following order:

(i)          first, to the payment in full of all accrued and unpaid interest on the Series 2009A Bonds that is then due and payable, ratably, according to the aggregate principal amounts due and payable on such Series 2009A Bonds (including, to reimburse the Guarantor for any such amounts paid to Holders pursuant to the Guarantee), which shall be paid to the Trustee or to the Guarantor;

(ii)         second, to the payment in full of all principal on Outstanding Series 2009A Bonds then due (including, to reimburse the Guarantor for any such amounts paid to holders of Series 2009A Bonds pursuant to the Guarantee), which shall be paid to the Trustee or to the Guarantor;

(iii)         third, to the payment of costs, expenses and liabilities of the Trustee, if any, to the extent not paid directly to the Trustee by the Company;

(iv)        fourth, to the payment of all other obligations then due and owing with respect to such Series 2009A Bonds, ratably, without preference or priority of any kind, which shall be paid to the Trustee; and

(v)         fifth, to the payment of any remaining balance to the Company in the case of Proceeds from the sale of Pledged Collateral under Section 3.02 of the Pledge and Security Agreement, only after the payment in full of all principal on Outstanding Series 2009A Bonds at maturity.

(b)     If a Guarantor Default has occurred and is continuing, funds collected by the Trustee (i) following the occurrence and during the continuance of an Event of Default from the Company or the Guarantor for the payment of the principal of, and interest (including Unpaid Interest) on, the Series 2009A Bonds and (ii) under Section 3.02 of the Pledge and Security Agreement shall be applied in the following order:

(i)          first, to the payment in full of all accrued and unpaid interest on the Series 2009A Bonds that is then due and payable, ratably, according to the aggregate principal amounts due and payable on such Series 2009A Bonds, which shall be paid to the Trustee;

(ii)         second, to the payment in full of all principal on Outstanding Series 2009A Bonds then due, which shall be paid to the Trustee;

(iii)        third, to the payment of costs, expenses and liability of the Trustee, if any, to the extent not paid directly to the Trustee by the Company;

(iv)       fourth, to the payment of all other obligations then due and owing with respect to such Series 2009A Bonds, ratably, without preference or priority of any kind, which shall be paid to the Trustee; and

(v)         fifth, to the payment of any remaining balance to the Company in the case of Proceeds from the sale of Pledged Collateral under Section 3.02 of the Pledge and Security Agreement only after the payment in full of all principal on Outstanding Series 2009A Bonds at maturity.

The Trustee shall, in applying funds pursuant to this Section 605, follow the written instructions of the Control Party at the time of such application, as transmitted in a form substantially similar to Exhibit D hereof.  Funds drawn under the Guarantee shall be applied solely to the payment of interest on and principal of the Series 2009A Bonds (including any Series 2009A Bonds held by the Guarantor) and shall not be paid to the Guarantor for payments it is due as subrogee as described in Section 703 until the Holders of the Series 2009A Bonds (including any Series 2009A Bonds held by the Guarantor) have been paid all amounts owed under the Series 2009A Bonds.

Section 606.          Suits for Enforcement.  If an Event of Default has occurred, has not been waived and is continuing, with respect to the Series 2009A Bonds, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 607.          Restoration of Rights on Abandonment of Proceedings.  If the Trustee, the Guarantor or any Holder shall have proceeded to enforce any right under this Indenture, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, the Guarantor or such Holder, then and in every such case, the Company, the Trustee, the Guarantor and such Holder shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee, the Guarantor and such Holder shall continue as though no such proceedings had been taken.

Section 608.          Limitations on Suits by Holders.  Except as provided in Sections 501(b) and 601, neither the Control Party nor any Holder has the right under this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise, or for the appointment of a receiver or trustee, or for any other remedy, unless:

(a)          the Control Party or, if the Guarantor is not the Control Party, the Holders of at least 50% of the aggregate principal amount of the Series 2009A Bonds Outstanding previously has given each of the Guarantor and the Company written notice of an Event of Default and its continuance; and

(b)          the Event of Default continues unremedied for forty-five (45) days following the date written notice of such Event of Default by the Control Party or, if the Guarantor is not the Control Party, the Holders of at least 50% of the aggregate principal amount of the Series 2009A Bonds Outstanding has been given to each of the Guarantor and the Company; it being understood and intended that no Holder or Holders of Series 2009A Bonds shall have any right in any manner whatever by virtue of, or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder, or to obtain or to seek to obtain priority or preference over any other Holder of any Note or to enforce any right under this Indenture, except in the manner provided in this Indenture and for the equal and ratable benefit of all of the Holders.  For the protection and enforcement of the provisions of this Section 608, each Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 609.          Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.  (a) No right or remedy herein conferred upon or reserved to the Trustee, the Control Party or to any Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

(b)          No delay or omission of the Trustee, the Control Party, or of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 608, every power and remedy given by this Indenture or by law to the Trustee, the Control Party or to any Holder may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee, the Control Party or by such Holder.

Section 610.          Control by the Holders.  Subject to Article Seven hereof, Holders of a majority of the aggregate principal amount of the Series 2009A Bonds Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture.

Section 611.          Waiver of Past Defaults.  (a) Prior to the declaration of the maturity of the Bonds as provided in Section 601, the Control Party or, if the Guarantor is not the Control Party, the Holders of at least 50% of the aggregate principal amount of the Series 2009A Bonds Outstanding may on behalf of the Holders of all Series 2009A Bonds waive any past default or Event of Default hereunder and its consequences.

(b)          Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 612.          Costs of Litigation.  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as an Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney’s fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant.  This Section 612 does not apply to a suit by the Trustee, a suit by a Holder for right to payment or pursuant to Section 606 hereof, a suit by Holders of more than 10% of the aggregate principal amount of the then Outstanding Series 2009A Bonds or a suit by the Guarantor as subrogee or assignee in connection with the Guarantee.

Section 613.          Unconditional Right of Holders to Receive Principal, Premium and Interest.  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 305 and 307) any interest on such Security or payment on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repayment, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 614.          Undertaking for Costs.  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or any premium or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be).

Section 615.          Waiver of Stay, Extension or Usury Laws.  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture or the Securities or that would prohibit or forgive the Company from paying all or any portion of the principal of or premium or interest on any Securities as contemplated herein and therein; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Article Seven

Control By the Guarantor; Additional Rights of the Guarantor

Section 701.          Control by the Guarantor.  (a) If the Guarantor is the Control Party, the Guarantor shall be considered the Holder of all Series 2009A Bonds Outstanding for all purposes under this Indenture and shall be permitted to take any and all actions permitted to be taken by the Holders or a specified percentage of Holders hereunder, provided, however, the Guarantor shall not be entitled to receive payments of principal of and interest on the Series 2009A Bonds other than (i) pursuant to the Guarantor’s subrogation rights provided in Section 703 or (ii) to the extent that the Guarantor is a Holder of the Series 2009A Bonds.  The Control Party will have the sole right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Series 2009A Bonds or exercising any trust or power conferred on the Trustee with respect to the Series 2009A Bonds provided that:

(i)          such direction shall not be in conflict with any rule of law or with this Indenture;

(ii)         the Trustee shall have been provided with indemnity from the Control Party reasonably satisfactory to it;

(iii)        the Trustee may take any other action deemed proper by such trustee that is not inconsistent with such direction, provided, however, that the Trustee need not take any action which it determines might expose it to liability; and

(iv)        the Guarantor shall not be permitted to declare all of the Series 2009A Bonds to be immediately due and payable unless it simultaneously delivers to the Trustee, for deposit into the Bond Fund, an amount equal to the full amount guaranteed by the Guarantor under Section 501(a) hereof.

Section 702.          Rights of the Guarantor to Direct Actions of the Trustee.   (a) The Trustee agrees that so long as the Guarantor is the Control Party, following the written request of a Responsible Party of the Guarantor with a copy to the Company, the Trustee will take or refrain from taking any action and exercise or refrain from exercising any rights of the Trustee hereunder in the manner described in the Guarantor’s written request; provided, however, that the obligation of the Trustee to take or refrain from taking, or to exercise or refrain from exercising, any such action or rights shall be limited to those actions and rights that can be exercised or taken (or not exercised or taken, as the case may be) in full compliance with the provisions hereof and applicable law.

(b)     The Trustee hereby irrevocably makes, designates, constitutes and appoints the Guarantor for so long as the Guarantor is still the Control Party as its attorney-in-fact, with power in the name of the Trustee, subject to the conditions and limitations set forth herein, to:

(i)          enforce, foreclose upon or repossess any Pledged Collateral; and

(ii)         exercise or direct the Trustee in writing to exercise (in which case the Trustee agrees to exercise) any and all rights of the Trustee pursuant to this Indenture.

Section 703.          Additional Rights of the Guarantor.  (a) The Trustee shall receive as attorney-in-fact of each Holder any amount paid by the Guarantor.  Any and all amounts disbursed by the Trustee from amounts received under the Guarantee shall not be considered payment by the Company with respect to the Series 2009A Bonds and shall not discharge the obligations of the Company with respect thereto.  The Guarantor shall, to the extent it makes any payment of any amount with respect to the Series 2009A Bonds, become subrogated to the rights of the recipient of such payments to the extent of such payments.  Subject to and conditioned upon any payment with respect to the Series 2009A Bonds by or on behalf of the Guarantor, the Trustee hereby assigns to the Guarantor all rights to the payment of interest or principal with respect to the Series 2009A Bonds which are then due for payment to the extent of all payments made by the Guarantor, and the Guarantor may exercise any option, vote, right, power or the like with respect to the Series 2009A Bonds to the extent that it has made a payment on the Series 2009A Bonds pursuant to the Guarantee.  To evidence such subrogation, the Trustee shall note the Guarantor’s rights as subrogee in the Bond Register upon receipt from the Guarantor of payment by the Guarantor of any amount with respect to the Series 2009A Bonds.  The foregoing subrogation shall in all cases not impair the rights of the Holders of the Series 2009A Bonds to receive all amounts payable by the Guarantor in respect of the Series 2009A Bonds pursuant to the Guarantee.  Each Holder of Series 2009A Bonds is hereby deemed to acknowledge and agree to the rights of subrogation of the Guarantor hereunder, under the Guarantee and otherwise under applicable law.

(b)          In furtherance and not in limitation of the Guarantor’s equitable right of subrogation and the Guarantor’s rights under the Guarantee, each Holder of the Series 2009A Bonds acknowledges that the Guarantor shall be fully subrogated to, and shall be vested with, all of the options, rights, powers and remedies of the Trustee and the Holders of the Series 2009A Bonds under the Transaction Documents to which any such Person is a party or under which any of the Trustee or the Holders of the Series 2009A Bonds has any options, rights, powers or remedies in respect of such amounts and, to the extent of such payment only, shall be fully subrogated to each such Person’s rights against any and all parties in connection with the Series 2009A Bonds until such nonpayment has been cured by or on behalf of the Company, and the Guarantor shall have been reimbursed in full by or on behalf of the Company, for amounts paid by the Guarantor to the Holders of the Series 2009A Bonds as a result of the nonpayment by or on behalf of the Company, plus Unpaid Interest accrued on the amount of such nonpayment.  Each Holder of Series 2009A Bonds hereby acknowledges that the Guarantor shall have the absolute right and discretion, without notice to any of the Trustee, the Holders of the Series 2009A Bonds or any other Person, to exercise or fail to exercise any right, power or remedy that the Guarantor may have under the Guarantee or this Indenture or under any assignment required hereby or thereby.  Each Holder of Series 2009A Bonds hereby acknowledges that the Guarantor shall have no liability to any of the Trustee, the Holders of Series 2009A Bonds or any other Person for any loss, damage or injury resulting from the Guarantor’s exercise or failure to exercise any right, power or remedy that the Guarantor may have under the Guarantee or this Indenture or under any assignment required hereby or thereby, so long as such exercise or failure to exercise is in accordance with the Transaction Documents and applicable law.

(c)          Each Holder of Series 2009A Bonds agrees that it will, at the Company’s expense, execute and deliver such documents, instruments, and assurances and to take, or cause to be taken, all actions reasonably required by the Guarantor to evidence, preserve, enforce, perfect, or maintain the perfection in the Guarantor’s favor of such interests, rights, and remedies and such equitable rights of subrogation.  Each Holder of Series 2009A Bonds agrees that it shall not without the prior written consent of the Guarantor, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding relating to the preservation, enforcement, perfection or maintenance of the Guarantor’s rights of subrogation or assignment with respect to the Series 2009A Bonds, to the extent of any payment made by the Guarantor that has not been reimbursed by or on behalf of the Company.

Article Eight

The Trustee

Section 801.          Certain Duties and Responsibilities.  (a) Except during the continuance of an Event of Default,

(1)         the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2)          in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and substantially conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture but need not confirm the accuracy of the information contained therein.

(b)     In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

(c)     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

(1)         this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

(2)         the Trustee shall not be liable for any error of judgment made by it in good faith, unless it shall be conclusively determined by a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts;

(3)         the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to such Securities; and

(4)         no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)     Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 802.          Notice of Defaults.  Within 90 days after the occurrence of any default hereunder with respect to the Securities the Trustee shall transmit to all Holders of the Securities in the manner and to the extent provided in Section 106, notice of all such defaults hereunder known to the Trustee, except for such defaults as shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or premium or interest on any Security or in the payment of any sinking fund installment with respect to the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of the Securities.  For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities.

The Trustee shall not be charged with knowledge of any default unless either (1) a Responsible Officer of the Trustee shall have actual knowledge or (2) the Trustee shall have received written notice thereof from the Company or a Holder.

Section 803.          Certain Rights of Trustee.  Subject to the provisions of Section 801:

(a)         the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)        any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c)         whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers’ Certificate;

(d)         before the Trustee acts or refrains from acting, the Trustee may consult with counsel of its selection and the advice of such counsel, or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)         the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of any Securities or of any related Coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)          the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

(g)         the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder;

(h)         the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(i)          in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon; the Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment directions; the Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment directions;

(j)          in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and

(k)          the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

In the event that the Trustee is also acting as Paying Agent, Security Registrar or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article Eight shall also be afforded to such Paying Agent, Security Registrar or transfer agent.

The parties hereto acknowledge that, in order to comply with the United States Patriot Act, U.S. Bank National Association, like all financial institutions, is required to obtain, verify and record certain information and documentation from the other parties hereto.  Each of the parties hereby agree that they will provide U.S. Bank National Association with such information as it may reasonably request in order for it to satisfy the requirements of the USA Patriot Act.

Section 804.          Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities (except the Trustee’s certificates of authentication) shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.  The Trustee or any Authenticating Agent shall not be (i) accountable for the use or application by the Company of Securities or the proceeds thereof, (ii) accountable for any money paid to the Company, or upon the Company’s direction, if made under and in accordance with any provision of this Indenture or (iii) responsible for the use or application of any money received by any Paying Agent other than the Trustee.

Section 805.          May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 808 and 813, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 806.          Money Held in Trust.  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law or by this Indenture.  The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 807.          Compensation and Reimbursement. The Company agrees

(1)          to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as may be agreed upon by the Company and the Trustee in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2)          to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(3)      to indemnify the Trustee in its individual capacity and as Trustee, and each of its officers, directors, attorneys-in-fact, employees and agents for, and to hold it harmless against, any loss, claim, liability, obligation, damage, injury, penalty, action, suit, judgment, cost or expense (including attorneys’ fees and expenses) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

The foregoing provisions shall survive the termination of this Indenture or any resignation or removal of the Trustee.

As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such.  Such lien shall survive the satisfaction and discharge of this Indenture and, to the extent permitted by law, any rejection or termination of this Indenture under any federal or state bankruptcy law.

To the fullest extent permitted by law, when the Trustee incurs reasonable expenses or renders services in connection with an Event of Default specified in Section 601(4), the Holders of the Securities, by their acceptance of such Securities, agree that such reasonable expenses and the compensation for such services are intended to constitute expenses of administration under any applicable bankruptcy law.

Section 808.     Disqualification; Conflicting Interests.  (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities then, within 90 days after ascertaining that it has such conflicting interest, and if the Event of Default, but exclusive of any period of grace or requirement of notice, to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided below in this Section, resign in the manner and with the effect hereinafter specified in this Article and the Company shall take prompt steps to have a successor appointed in the manner provided herein.

(b)    (1) If the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit, in the manner and to the extent provided in Section 106, to all Holders of Securities notice of such failure.

(2)    Subject to the provisions of Section 614, unless the Trustee’s duty to resign is stayed as provided in Subsection (f) of this Section, any Holder who has been a bona fide Holder of Securities referred to in Subsection (a) of this Section for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee, and the appointment of a successor, if such Trustee fails, after written request thereof by such Holder to comply with the provisions of Subsection (a) of this Section.

(c)     For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities if a default (defined as an Event of Default hereunder, but exclusive of any period of grace or requirement of notice) has occurred with respect to the Securities and;

(1)      the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of the Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding and this Indenture and such other indenture or indentures (and all securities issuable thereunder) are wholly unsecured and rank equally with such other indenture or indentures of the Company;

(2)       the Trustee or any of its directors or executive officers is an underwriter for the Company;

(3)       the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company;

(4)      the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an  executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

(5)      10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

(6)      the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

(7)      the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

(8)      the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

(9)      the Trustee owns, on the date any default (defined as an Event of Default hereunder, but exclusive of any period of grace or requirement of notice) has occurred upon the Securities or any anniversary of such default while such default upon such Securities remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection.  As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of not more than two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security.  Promptly after the dates of any such default upon the Securities and annually in each succeeding year that such default upon such Securities continues, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates.  If the Company fails to make payment in full of the principal of or any premium or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection; or

(10)     except under the circumstances described in paragraphs (1), (3), (4), (5) or (6) of Section 813(b), the Trustee shall be or shall become a creditor of the Company.

The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms “security” and “securities” shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be “in default” when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

(d)     For the purposes of this Section:

(1)      The term “underwriter,” when used with reference to the Company, means every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors’ or sellers’ commission.

(2)       The term “director” means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

(3)       The term “person” means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof.  As used in this paragraph, the term “trust” shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

(4)       The term “voting security” means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

(5)       The term “Company” means any obligor upon the Securities.

(6)       The term “executive officer” means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

(e)     The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

(1)      A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a “person” in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

(2)       A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

(3)       The term “amount,” when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

(4)       The term “outstanding” means issued and not held by or for the account of the issuer.  The following securities shall not be deemed outstanding within the meaning of this definition:

(i)     securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

(ii)    securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

(iii)   securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

(iv)   securities held in escrow if placed in escrow by the issuer thereof;

provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

(5)      A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

(f)      Except in the case of a default in the payment of the principal of or interest on any Securities, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by this Section if the Trustee shall have sustained the burden of proving that (i) the Event of Default may be cured or waived during a reasonable period and under the procedures described in such application, and (ii) a stay of the Trustee’s duty to resign will not be inconsistent with the interests of Holders of such Securities.

Section 809.    Corporate Trustee Required; Eligibility.  There shall at all times be a Trustee hereunder which shall be a corporation or national banking association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 and subject to supervision or examination by Federal or State authority.  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  Neither the Company nor any person directly or indirectly controlling, controlled by or under common control with the Company may serve as Trustee.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 810.     Resignation and Removal; Appointment of Successor.  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 811.

(b)     The Trustee may resign at any time with respect to the Securities by giving written notice thereof to the Company.  If the instrument of acceptance by a successor Trustee required by Section 811 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

(c)      The Trustee may be removed at any time by Act of the Holders of two-thirds in principal amount of the Outstanding Securities delivered to the Trustee and to the Company if at any time:

(1)      the Trustee shall fail to comply with Section 808 with respect to the Securities after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, unless the Trustee’s duty to resign has been stayed as provided in Section 808(f), or

(2)       the Trustee shall cease to be eligible under Section 809 and shall fail to resign after written request therefor by the Company or by any Holder, or

(3)      the Trustee shall become incapable of acting with respect to the Securities or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law, or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or its  property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

(4)       the Trustee shall commence a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 614, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated (including those who have been Holders for less than six months), petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

(d)      In addition to (c) above, the Trustee may be removed at any time by an instrument in writing delivered to the Trustee and the Holders of the Securities, and signed by an Officer of the Company, provided that the Company is not in default under the Indenture, and such removal shall take effect at the appointment of a successor Trustee pursuant to the provisions of Section 810(e) hereof and acceptance by the successor  Trustee of such trusts.

(e)      If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Company Order, shall promptly appoint a successor Trustee or Trustees and shall comply with the applicable requirements of Section 811.  If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of two-thirds in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 811, become the successor Trustee and to that extent supersede the successor Trustee appointed by the Company, provided that such successor shall be acceptable to the Company.  If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 811, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated (including those who have been Holders for less than six months), or the Trustee may, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

(f)       The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee in the manner provided in Section 106.  Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 811.     Acceptance of Appointment by Successor.  (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its liens, if any, provided for in Section 807.

(b)     In case of the appointment hereunder of a successor Trustee, the Company, the retiring Trustee and each successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee, and (2) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(c)      Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d)     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 812.      Merger, Conversion, Consolidation or Succession to Business.  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.  In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 813.     Preferential Collection of Claims Against Company.    (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

(1)      an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a voluntary or involuntary case had been commenced in respect of the Company under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law upon the date of such default; and

(2)      all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months’ period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

(A)     to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law;

(B)      to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

(C)      to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within three months; or

(D)     to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders of Securities and the holders of other indenture securities in such manner that the Trustee, the Holders of Securities and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders of Securities and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account.  As used in this paragraph, with respect to any claim, the term “dividends” shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim.  The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders of Securities and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders of Securities and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred.  If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

(i)        the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

(ii)       such receipt of property or reduction of claim occurred within three months after such resignation or removal.

(b)      There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

(1)       the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

(2)      advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders of Securities at the time and in the manner provided in this Indenture;

(3)      disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

(4)       an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

(5)       the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

(6)       the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

(c)      For the purposes of this Section only:

(1)      the term “default” means any failure to make payments in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

(2)      the term “other indenture securities” means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

(3)      the term “cash transaction” means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

(4)      the term “self-liquidating paper” means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

(5)       the term “Company” means any obligor upon the Securities.

Section 814.     Appointment of Authenticating Agent.  The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate the Securities issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and if the Trustee is required to appoint one or more Authenticating Agents with respect to the Securities, to authenticate the Securities  upon original issuance and to take such other actions as are specified in Sections 303, 304, 305, 309, 905, 1305 and 1603, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.  Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $5,000,000 and subject to supervision or examination by Federal or State authority or authority of such country.  If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company.  The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall provide notice to the Holders as provided in Section 106.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.  No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 807.

If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

U.S. Bank National Association,
as Trustee

By
Authorized Signatory

By
As Authenticating Agent

 If all of the Securities may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such Securities.

Article Nine

Holders’ Lists and Reports by Trustee and Company

Section 901.      Holder Lists; Communications to Holders.  (a) Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Trustee in its capacity as Security Registrar or Paying Agent.

(b)     If 3 or more Holders of Securities (hereinafter referred to as “applicants”) apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities with respect of their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within 5 business days after the receipt of such application, at its election, either

(i)        afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 901(a), or

(ii)       inform such applicants as to the approximate number of Holders of Securities whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 901(a), and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder whose name and address appear in the information preserved a the time by the Trustee in accordance with Section 901(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within 5 days after such tender, the Trustee shall mail to such applicants a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of Securities or would be in violation of applicable law.  Such written statement shall specify the basis of such opinion.

(c)     Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 901(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 901(b).

Section 902.    Reports by Trustee.  (a) The term “reporting date,” as used in this Section, means the date specified in Article Seven.  Within 60 days after the reporting date in each year, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report dated as of such reporting date with respect to:

(1)       its eligibility under Section 809 and its qualifications under Section 808, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

(2)       the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

(3)       the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 813(b)(2), (3), (4) or (6);

(4)       the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

(5)       any additional Securities which the Trustee has not previously reported; and

(6)       any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 802.

(b)      The Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

(c)      A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities are listed, and also with the Commission.

Section 903.     Reports by Company.  The Company will

(a)       file with the Trustee, within 15 days after the Company files the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a National Securities Exchange as may be prescribed from time to time in such rules and regulations;

(b)      file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

(c)      transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

(d)      in addition, the Company agrees that for so long as any Securities remain Outstanding, the Company will furnish to the Securityholders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Exchange Act of 1934, as amended.  As of September 1, 2009, the requirements of such Rule 144A(d)(4) shall be met if the Holder and a prospective purchaser designated by the Holder have the right to obtain from the Company, upon request of the Holder, and the prospective purchaser has received from the Company, the seller, or a person acting on either of their behalf, at or prior to the time of sale, upon such prospective purchaser’s request to the Holder or the Company, the following information (which shall be reasonably current in relation to the date of resale under this section):  a very brief statement of the nature of the business of the Company and the products and services it offers; and the Company’s most recent balance sheet and profit and loss and retained earnings statements, and similar financial statements for such part of the two preceding fiscal years as the Company has been in operation (the financial statements should be audited to the extent reasonably available).

(e)      delivery of any reports, information and documents by the Company to the Trustee pursuant to the provisions of this Section 903 is for informational purposes only and the Trustee’s receipt of same shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

(f)       the Company intends to file the reports referred to in this Section 903 hereof with the Commission in electronic form pursuant to Regulation S-T of the Commission using the Commission’s Electronic Data Gathering, Analysis and Retrieval system.  Compliance with the foregoing, or any successor electronic system approved by the Commission, shall constitute delivery by the Company of such reports to the Trustee and Holders in compliance with the provision of Section 903.  Notwithstanding anything to the contrary herein, the Trustee shall have no duty to search for or obtain any electronic or other filings that the Company makes with the Commission, regardless of whether such filings are periodic, supplemental or otherwise.  Delivery of the reports, information and documents to the Trustee pursuant to this Section 903(f) shall be solely for the purposes of compliance with Section 903.  The Trustee’s receipt of such reports, information and documents shall not constitute notice to it of the content thereof or of any matter determinable from the content thereof (and the Trustee shall not have any duty to ascertain or inquire as to such content or matter), including the Company’s compliance with any of its covenants hereunder, as to which the Trustee is absolutely entitled to rely upon Officers’ Certificates.

Article Ten

Consolidation, Merger, Conveyance or Transfer

Section 1001.   Company May Consolidate, Etc., Only on Certain Terms.  The Company shall not consolidate with or merge into any Person or sell, assign, lease, convey or otherwise transfer its properties and assets substantially as an entirety to any Person, unless

(1)       the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, lease, conveyance or other transfer the properties and assets of the Company substantially as an entirety shall be a corporation, instrumentality, partnership, cooperative association, other association, limited liability company or similar organization or a trust organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of and premium and interest on all the Securities and the performance and observance of every covenant of this Indenture and the Securities on the part of the Company to be performed or observed;

(2)       immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

(3)       the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger, sale, assignment, lease, conveyance or other transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

Section 1002.     Successor Substituted.  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, assignment, lease, conveyance or other transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 1001, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, assignment, lease, conveyance or other transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

Article Eleven

Supplemental Indentures

Section 1101.    Supplemental Indentures Without Consent of Holders.  Without the consent of any Holders of Securities or the Control Party, the Company, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more Supplemental Indentures amending and supplementing this Indenture, for any of the following purposes:

(1)       to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities; or

(2)       to add to the covenants of the Company for the benefit of the Control Party or, if the Guarantor is not the Control Party, the Holders of the Securities or to surrender any right or power herein conferred upon the Company or the Guarantor; or

(3)       to add any additional Events of Default; or

(4)       to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

(5)       to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination (a) shall become effective only when there is no Security Outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or (b) shall not apply to any Security Outstanding; or

(6)       to establish the form of Securities as permitted by Sections 201 and 301; or

(7)       to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee pursuant to the requirements of Section 811(b); or

(8)       (A) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (B) to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the Control Party or, if the Guarantor is not the Control Party, the Holders of Securities in any material respect.

Section 1102.     Supplemental Indentures with Consent of Holders. The Company, the Trustee and the Guarantor also may from time to time and at any time enter into an indenture or indentures supplemental to this Indenture to amend or supplement the terms of the Series 2009A Bonds with (1) the written consent of the Control Party, or, if the Guarantor is not the Control Party, the written consent of the Holders of at least 50% of the aggregate principal amount of the Series 2009A Bonds Outstanding, or (2) the approval by resolution of the Control Party or, if the Guarantor is not the Control Party, holders of over 50% of the aggregate principal amount of the Series 2009A Bonds Outstanding represented at a meeting of Holders where a Quorum is present.  However, each affected Holder (for purposes of this Section the Control Party shall not be considered such affected Holder or permitted to take action on their behalf) and the Control Party or, if the Guarantor is not the Control Party, each affected Holder and the Guarantor, must consent for the parties to amend or supplement the terms of the Indenture or the Series 2009A Bonds to:

(1)      change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof, or the rate of interest thereon or any premium payable thereon, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602 or change the coin or currency in which any Security or any premium or any interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption at the option of the Company, on or after the Redemption Date), or

(2)       reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such Supplemental Indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in Section 611 of this Indenture, or reduce the requirements of Section 1404 for quorum or voting, or

(3)       change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 1202, or

(4)       adversely affect the right to repayment, if any, of any Securities at the option of the Holders thereof;

(5)       eliminate or modify the mandatory redemption provided by Section 1303; or

(6)       modify any of the provisions of this Section or Section 611, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security with respect to changes in the references to “the Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 811(b) and 1101(7).

It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 1103.    Execution of Supplemental Indentures.  In executing, or accepting the additional trusts created by, any Supplemental Indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 801) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such Supplemental Indenture is authorized or permitted by this Indenture and such Supplemental Indenture constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to customary exceptions.  The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 1104.    Effect of Supplemental Indentures.  Upon the execution of any Supplemental Indenture under this Article, this Indenture shall be modified in accordance therewith, and such Supplemental Indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 1105.    Reference in Securities to Supplemental Indentures.  Securities authenticated and delivered after the execution of any Supplemental Indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such Supplemental Indenture.  If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such Supplemental Indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

Article Twelve

Covenants

Section 1201.    Payment of Principal, Premium and Interest.  The Company covenants and agrees for the benefit of the Holders of the Securities that it will duly and punctually pay the principal of and premium and interest on the Securities in accordance with the terms of the Securities and this Indenture.

Section 1202.    Maintenance of Office or Agency.  The Company will maintain in each Place of Payment for the Securities an office or agency where the Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.  The Company will give prompt written notice to the Trustee and the Holders of the Securities of the location, and any change in the location, of any such office or agency.  If at any time the Company shall fail to maintain any such required office or agency in respect of the Securities or shall fail to furnish the Trustee with the address thereof, such presentations, and surrenders of the Securities may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee.

The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for the Securities for such purposes.  The Company will give prompt written notice to the Trustee and the Holders of such Securities of any such designation or rescission and of any change in the location of any such other office or agency.

The Company hereby designates the Corporate Trust Office of the Trustee as a Place of Payment for the Securities, initially appoints the Corporate Trust Office of the Trustee as its agency for the purposes of the first sentence of this Section and initially appoints the Trustee, acting through its Corporate Trust Office, as Paying Agent, transfer agent and Security Registrar for the Securities, and the Trustee accepts such appointments.

Section 1203.     Money for Securities Payments to Be Held in Trust.  If the Company shall at any time act as its own Paying Agent with respect to the Securities, it will, on or before each due date of the principal of and any premium or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for the Securities, it will, on each due date of the principal of and any premium or interest on any Securities, deposit or instruct the Trustee to deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

The Company will cause each Paying Agent for the Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(1)      hold all sums held by it for the payment of the principal of and any premium or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2)      give the Trustee notice in writing of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal of and any premium or interest on the Securities; and

(3)      at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent or held by the Company in trust for the payment of the principal of and any premium or interest on any Security and remaining unclaimed for two years after such principal or any premium or interest, as the case may be, has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1204.    Officers’ Certificate.  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a written statement signed by the Chief Financial Officer, Secretary-Treasurer or an Assistant Secretary-Treasurer of the Company, stating, as to each signer thereof, that

(1)       a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

(2)      to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or upon notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

The Company will deliver a written notice to the Trustee promptly after any officer of the Company has knowledge of the occurrence of any event which with the giving of notice or the lapse of time or both would become an Event of Default.

Article Thirteen

Redemption of Securities

Section 1301.     Applicability of Article.  Securities which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and in accordance with this Article.

Section 1302.    Election to Redeem; Notice to Trustee.  In the case of any redemption at the election of the Company of less than all the Securities with the same (i) Stated Maturity, (ii) period or periods within which, price or prices at which and terms and conditions upon which such Securities may or shall be redeemed or purchased, in whole or in part, at the option of the Company or pursuant to any sinking fund or analogous provision or repayable at the option of the Holder, (iii) rate or rates at which the Securities bear interest or formula pursuant to which such rate or rates accrue, and (iv) date or dates on which any interest shall be payable (collectively, the “Equivalent Principal Terms”), the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of the Securities and with such Equivalent Principal Terms to be redeemed.  In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities with Equivalent Principal Terms or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities with Equivalent Principal Terms, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction or condition.

Section 1303.    Extraordinary Mandatory Redemption.  (a) The Securities are subject to extraordinary mandatory redemption, and shall be redeemed, with funds provided by the Company, on a redemption date selected by the Trustee, which shall not be more than 60 days following a Determination of Tax Credit Ineligibility, at a redemption price equal to the principal amount thereof of the Securities being so redeemed plus accrued interest therein to the redemption date.  Any such redemption shall be in whole, unless the Trustee receives an opinion of Bond Counsel delivered to the Trustee by the 45th day prior to the redemption date that the redemption of a portion of the Outstanding Securities would have the result that the tax credit under Section 54 of the Code will be available to the Holders of the Securities remaining outstanding after such redemption, in which case only such portion need be redeemed.  If fewer than all Securities are redeemed, the Trustee will select the Securities to be redeemed as provided in Section 1305 hereof, subject to Section 54 of the Code.

(b)      The Securities are subject to extraordinary mandatory redemption, and shall be redeemed, with funds on hand with the Trustee in the Project Account pursuant to a written direction by the Company, on a redemption date selected by the Trustee, which shall be at least 45 days but not more than 225 days following a Determination of Potential Tax Credit Ineligibility, at a redemption price equal to the principal amount thereof of the Securities being so redeemed plus accrued interest therein to the redemption date.  Any such redemption shall only be that portion of the Outstanding Securities that need to be redeemed so that the tax credit under Section 54 of the Code will continue to be available to the Holders of the Securities remaining outstanding after such redemption.  If fewer than all Securities are redeemed, the Trustee will select the Securities to be redeemed as provided in Section 1305 hereof, subject to Section 54 of the Code.

Section 1304.     Mandatory Sinking Fund Redemption.  The Securities are also subject to mandatory redemption pursuant to the terms of the sinking fund as provided in the form of Securities and in Article Fifteen hereof, at a redemption price equal to 100% of the principal amount thereof plus (if the redemption date is not an Interest Payment Date) accrued interest thereon to the redemption date.

As and for a sinking fund for the retirement of a part of the Series 2009A Bonds, the Company shall deposit or cause to be deposited in the Bond Fund in Federal or other immediately available funds current in New York, New York, on or before each sinking fund redemption date referred to in the form of the Security hereto an amount sufficient to redeem (after credit as provided in Article Fifteen) the principal amount of the Series 2009A Bonds to be redeemed on such date as set forth in such Security.

Section 1305.     Selection by Trustee of Securities to Be Redeemed.  If less than all the Securities with Equivalent Principal Terms are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities with Equivalent Principal Terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for the Securities or any integral multiple thereof) of the principal amount of Securities with Equivalent Principal Terms of a denomination larger than the minimum authorized denomination for Securities with Equivalent Principal Terms.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1306.     Notice of Redemption.  Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

All notices of redemption shall state:

(1)      the Redemption Date,

(2)      the Redemption Price,

(3)      if less than all the Outstanding Securities with Equivalent Principal Terms  are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

(4)      that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date unless the Company shall default in the payment of the Redemption Price plus accrued interest,

(5)      the place or places where such Securities are to be surrendered for payment of the Redemption Price,

(6)      that the redemption is for a sinking fund, if such is the case, and

(7)      the CUSIP number of the Securities, if any.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s written request, by the Trustee in the name and at the expense of the Company in which event the Company shall provide the Trustee with the information required by Clauses (1) through (7) above.

Section 1307.     Deposit of Redemption Price.  On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1203) an amount of money in immediately available funds sufficient to pay the Redemption Price of, and (if accrued interest is to be paid to the Persons surrendering the relevant Securities for redemption) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1308.    Securities Payable on Redemption Date.  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest.  Upon surrender of any such Security for redemption in accordance with said notice, maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together (if accrued interest is to be paid to the Persons surrendering the relevant Securities for redemption) with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security or with respect to such Securities pursuant to Section 301, as the case may be, or, if no such interest rate is prescribed therefor, at the interest rate or rates, if any, borne by such Securities.

Section 1309.    Securities Redeemed in Part.  Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities and of like tenor and terms, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

Article Fourteen

Meetings of Holders of Securities

Section 1401.    Purposes for Which Meetings May Be Called.  A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of the Securities.

Section 1402.    Call, Notice and Place of Meetings.   (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York as the Trustee shall determine.  Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

(b)      In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of the Securities for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of the Securities in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

Section 1403.    Persons Entitled to Vote at Meetings.  To be entitled to vote at any meeting of Holders of Securities, a Person shall be (1) a Holder of one or more Outstanding Securities, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders.  The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 1404.    Quorum; Action.  The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum for a meeting of Holders of the Securities; provided, however, that if any action is to be taken at such meeting with respect to a request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture or the Securities expressly provides may be given, made or taken by the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities, the Persons entitled to vote 66-2/3% in principal amount of the Outstanding Securities shall constitute a quorum.  In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of the Securities, be dissolved.  In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting.  In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting.  Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.  Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities which shall constitute a quorum.

Except as limited by the proviso set forth in the first paragraph of Section 1102, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities; provided, however, that, except as limited by the proviso set forth in the first paragraph of Section 1102, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture or the Securities expressly provides may be given, made or taken by the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66-2/3% in principal amount of the Outstanding Securities; and provided, further, that, except as limited by the proviso set forth in the first paragraph of Section 1102, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture or the Securities expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities.

Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting.

Section 1405.     Determination of Voting Rights; Conduct and Adjournment of Meetings.  (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Securities in regard to proof of the holding of the Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

(b)     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of the Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall appoint a temporary chairman.  A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

(c)      At any meeting each Holder of a Security and each proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding.  The chairman of the meeting shall have no right to vote, except as a Holder of a Security or as a proxy.

(d)      Any meeting of Holders of Securities duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 1406.    Counting Votes and Recording Action of Meetings.  The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them.  The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting.  A record, at least in duplicate of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 1402 and, if applicable, Section 1404.  Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Article Fifteen

Sinking Funds

Section 1501.    Applicability of Article.  The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities.

The minimum amount of any sinking fund payment provided for by the terms of the Securities is herein referred to as a “mandatory sinking fund payment.”  If provided for by the terms of the Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1502.  Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of the Securities.

Section 1502.   Satisfaction of Sinking Fund Payments with Securities.  The Company (1) may deliver Outstanding Securities (other than any previously called for redemption) and (2) may apply as a credit Securities which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case under Clause (1) or (2) above in satisfaction of all or any part of any sinking fund payment with respect to the Securities required to be made pursuant to the terms of such Securities; provided that such Securities have not been previously so credited.  Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1503.   Redemption of Securities for Sinking Fund.  Not less than 60 days prior to each sinking fund payment date for the Securities or such shorter period as shall be satisfactory to the Trustee, the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting the Securities pursuant to Section 1502 and will also deliver to the Trustee any Securities to be so delivered.  The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1305 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1306.  Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1308 and 1309.

Article Sixteen

Satisfaction and Discharge

Section 1601.   Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights expressly provided for in the last paragraph of this Section 1601), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(1)     either

(A)      all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1203) have been delivered to the Trustee for cancellation; or

(B)       all such Securities not theretofore delivered to the Trustee for cancellation

(i)      have become due and payable, or

(ii)     will become due and payable at their Stated Maturity within ninety days,

and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose (A) an amount of cash or (B) U.S. Government Obligations, which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal (including any premium), and interest under the Securities, money in an amount or (C) a combination of (A) and (B) sufficient (in the opinion with respect to (B) and (C) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided, however, that the Company shall not make or cause to be made the deposit provided by subclause (B) unless the Company shall have delivered to the Trustee an Opinion of Bond Counsel to the effect that such deposit will not impair the tax credit of the owners of the Securities or violate the provisions of the Tax Compliance Agreement;

(2)     the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(3)    the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 807, the obligations of the Company to the Holders of any Securities which are repayable by the Company at the option of such Holders in accordance with Article Fifteen, the provisions of Sections 304, 305, 306, 307, 1202, 1203 and 1205 and the payment obligations to any Authenticating Agent under Section 814 shall survive and, if cash or U.S. Government Obligations shall have been deposited with the Trustee pursuant to Clause (1)(B) of clause (1) of this Section, or if money, U.S. Government Obligations shall have been deposited with or received by the Trustee pursuant to Section 1603, the obligations of the Trustee under Section 1602 and the last paragraph of Section 1203 shall survive this Section, the provisions of Section 1602, the rights of Holders of Outstanding Securities to receive, from the trust funds described in this Section and as more fully provided in Section 1602, payments in respect of the principal of and any premium and interest on such Securities when such payments are due, the other provisions of this Article Sixteen and, if applicable, the provisions of Article Thirteen, shall also survive.

Section 1602.     Application of Trust Money. Subject to the provisions of the last paragraph of Section 1203, all cash or U.S. Government Obligations deposited with the Trustee pursuant to Section 1601 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and premium and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

Section 1603.     Satisfaction, Discharge and Defeasance of Securities.  If, at the Company’s option, either

(a)      the Company will be deemed to have been Discharged from its obligations with respect to the Securities or

(b)     the Company will cease to be under any obligation to comply with any term, provision or condition set forth in (x) Sections 1001 and 1002 or (y) the instrument or instruments setting forth the terms, provisions or conditions of such Securities pursuant to Section 301 (provided in case of this subclause (y) that such instrument or instruments specify which terms, provisions or conditions, if any, are subject to this clause (b); provided further, however, that no such instrument may specify that the Company may cease to comply with any obligations as to which it may not be Discharged pursuant to the definition of “Discharged”);

in each case (a) and (b) with respect to the Securities and Coupons, if any, thereof, on the 91st day after the applicable conditions set forth below in (p) and either (q) or (r) have been satisfied:

(p)(1)    the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities, if any (in addition to any sums required under (q) or (r)); and

   (2)     the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel as contemplated by Section 102 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities, if any, have been complied with;

(q)(1)   the Company shall have deposited or caused to be deposited irrevocably with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities (i) money in an amount or (ii) U.S. Government Obligations (as defined below), which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal (including any premium) and interest under the Securities, money in an amount (or (iii) a combination of (i) and (ii)) sufficient (in the opinion with respect to (ii) and (iii) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) to pay and discharge each installment of principal of and premium, if any, and interest on, the Outstanding Securities, if any, on the dates such installments of interest or principal are due; provided, however, that the Company shall not make or cause to be made the deposit provided by this clause (1) unless the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposits will not impair the tax credit of the owners of the Securities or violate the provisions of the Tax Compliance Agreement;

(2)(i)    no Event of Default or event (including such deposit) which with notice or lapse of time or both would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit, (ii) no Event of Default as defined in clause (4) of Section 601, or event which with notice or lapse of time or both would become an Event of Default under either such clause, shall have occurred within 90 days after the date of such deposit and (iii) such deposit and the related intended consequence under (a) or (b) will not result in any default or event of default under any material indenture, agreement or other instrument binding upon the Company or any of its properties;

    (3)    the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of the Company’s exercise of its option under this Section 1603 and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such option had not been exercised; and

(r)     the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Securities.

Any deposits with the Trustee referred to in clause (q)(1) above will be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee.  If any Outstanding Securities are to be redeemed prior to their Stated Maturity, whether pursuant to any mandatory redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement will provide therefor and the Company will make arrangements for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

(c)      The Trustee shall deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Section 1601 or 1603 which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such obligations or money were deposited or received.  The Trustee shall also deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Section 1601 or 1603, in exchange for other U.S. Government Obligations or money, upon the following conditions:

(1)       such exchange shall occur simultaneously;

(2)      the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the exchange contemplated by paragraph (c) of this Section have been complied with; and

(3)      in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, immediately after such exchange the U.S. Government Obligations or money then held by the Trustee as provided in Section 1601 or 1603 shall be in such amount as then would have been required to be deposited in order to comply with Section 1601(l) or 1603(q)(1) hereof, as the case may be.

Section 1604.     Reinstatement.  If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 1601 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1601 until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with Section 1601; provided, however, that if the Company has made any payment of any interest on or principal of (and premium, if any) on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee.

Article Seventeen

Grant of Security Interest in Pledged Collateral

Section 1701.     Security Interest.  To secure the full and punctual payment of the Obligations in accordance with the terms of this Indenture, the Securities and the Credit Support Agreement, the Company shall enter into the Pledge and Security Agreement with the Trustee, pursuant to which the Company shall grant a security interest to the Trustee for the ratable benefit of the Holders from time to time of the Securities (such Trustee and Holders from time to time being collectively the “Secured Parties”) in, and shall pledge and collaterally assign to and with the Trustee for the ratable benefit of the Secured Parties, the Pledged Collateral and all of the rights and remedies of the Company in and to the Pledged Collateral (such security interest, pledge and collateral assignment being the “Security Interest”).

Article Eighteen

Immunity of Incorporators, Stockholders, Officers and Directors

Section 1801.     Exemption from Individual Liability.  No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or inferred therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

*     *     *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

In Witness Whereof, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first written above.

National Rural Utilities Cooperative Finance Corporation

By
Name:
Title:

U.S. Bank National Association, as Trustee

By
Name:
Title:

Federal Agricultural Mortgage Corporation, as Guarantor

By
Name:
Title:

Exhibit A

[Form of Series 2009A Bond]

Number	Dollars
No.	$

This Security is a Global Security registered in the name of the Depositary (referred to herein) or a nominee thereof and, unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee or such successor Depositary.

Unless this Global Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), to the Trustee for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the Registered Owner hereof, Cede & Co., has an interest herein.

This Security is not a savings account deposit or obligation of any bank and is not insured or guaranteed by any governmental agency of the United States, including the Federal Deposit Insurance Corporation, Bank Insurance Fund or Savings Association Insurance Fund.

National Rural Utilities
Cooperative Finance Corporation
Clean Renewable Energy Bonds
Secured Tax Credit Series 2009A

Original Issue Date:	CUSIP: 637432 ___
October 23, 2009
Maturity Date:  December 15,

Registered Owner: Cede & Co.

Principal Amount:

Tax Credit Rate:	Interest Rate:	per annum

National Rural Utilities Cooperative Finance Corporation, a cooperative association duly organized and existing under the laws of the District of Columbia (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Registered Owner identified above, or registered assigns, on the Maturity Date identified above, the Principal Amount identified above.

This Security has been designated by the Company as a Clean Renewable Energy Bond under Section 54 of the Internal Revenue Code of 1986, as amended.  An Owner of this Security (an “Owner”) on any Credit Allowance Date of this Security occurring during any taxable year will be allowed a credit against the Owner’s federal income tax.  The total annual credit with respect to the Series 2009A Bonds is equal to the product of (a) the Tax Credit Rate identified above; multiplied by (b) the outstanding face amount of such Securities.  The credit allowed to an Owner for its taxable year is equal to the sum of the credits determined on each Credit Allowance Date that falls within the Owner’s tax year.  The Credit Allowance Dates are March 15, June 15, September 15, December 15, and the last day on which the Securities are outstanding.  The amount of the credit allowed on each Credit Allowance Date is equal to 25% of the annual credit unless the Securities are issued less than three months prior to the first credit allowance date or redeemed less than three months after the last credit allowance date.  With respect to those periods, the amount of credit allowed on the respective credit allowance date is a ratable portion of the otherwise allowable credit, based upon the portion of the three-month period during which the Security is outstanding.  Ownership of the Securities may result in other federal income tax consequences to certain taxpayers.  Each owner of a Security should consult its own tax advisor concerning tax consequences of ownership of the Securities.

Interest on the Bonds will be computed on the basis of a 360-day year of twelve 30-day months and will be paid semi-annually on June 15 and December 15 of each year, commencing December 15, 2009.  Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated in writing by the Person entitled thereto as specified in the Security Register at least fifteen days prior to the relevant Interest Payment Date.

This Security has not been registered under the Securities Act of 1933 (the “1933 Act”).  The Bondholder hereof, by purchasing this Security, agrees for the benefit of the Company that this Security may not be resold, pledged or otherwise transferred other than (i) in a transaction exempt from registration under the 1933 Act and only to the Initial Purchaser or through the Initial Purchaser to an institutional investor approved by the Initial Purchaser as an institutional accredited investor or a qualified institutional buyer purchasing for its own account or for the account of an institutional accredited investor or qualified institutional buyer, respectively, or (ii) to a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that the transfer is being made in reliance on Rule 144A, in each case in accordance with any applicable securities laws of any state of the United States.  The Bondholder hereof further agrees for the benefit of the Company that it will notify any purchaser hereof of the resale restrictions referred to above.  Any Bondholder holding this Security agrees that it will notify the Company and the Trustee of any transfer by it of this Security and that it will furnish to the Company and the Initial Purchaser such certificates and other information as they may reasonably require to confirm that any transfer by it of this Security complies with the foregoing restrictions.  The Bondholder hereof, by purchasing this Security represents and agrees for the benefit of the Company that it is (1) a qualified institutional buyer within the meaning of Rule 144A or (2) an institution that is an “Accredited Investor” as defined in Rule 501(A)(1), (2), (3) or (7) under the 1933 Act and that it is holding this Security for investment purposes and not for distribution.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued under an Indenture, dated as of September 1, 2009 (the “Indenture”) among the Company, U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and the Federal Agricultural Mortgage Corporation (the “Guarantor”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated National Rural Utilities Cooperative Finance Corporation Clean Renewable Energy Bonds, Secured Tax Credit Series 2009A (the “Series 2009A Bonds”) and limited in aggregate principal amount to $28,908,000.

Pursuant to the Indenture, the Guarantor has agreed to fully and unconditionally guarantee (the “Guarantee”) to the Trustee for the benefit of the Holders of the Series 2009A Bonds and the Company, the timely payment of interest on the Series 2009A Bonds and, in the case of principal, an amount equal to the amount of outstanding principal of the Series 2009A Bonds less any amounts in the Series 2009A Project Account (as set forth in the Indenture).  Although the Guarantor is a federally chartered instrumentality of the United States, the obligations of the Guarantor under the Indenture will be obligations solely of the Guarantor, and the Guarantee will not be an obligation of, and will not be guaranteed by, the Farm Credit Administration, the United States or any agency or instrumentality of the United States.

Payment by the Guarantor under the Indenture of any amount required to be paid by the Company under the Indenture shall be deemed to be a payment thereunder for purposes of determining whether there is an Event of Default under the Indenture which will permit the Trustee to exercise any remedies under such instrument.

The Series 2009A Bonds are subject to redemption by the Company prior to their Stated Maturity, in the following events:

(a)      Not more than 60 days following a Determination of Tax Credit Ineligibility, at a redemption price equal to the principal amount thereof of the Securities being so redeemed plus accrued interest thereon to the redemption date.  Any such redemption shall be in whole, unless the Trustee receives an opinion of Bond Counsel delivered to the Trustee by the 45th day prior to the redemption date that the redemption of a portion of Series 2009A Bonds would have the result that the tax credit under Section 54 of the Code will be available to the Holders of the Series 2009A Bonds remaining outstanding after such redemption, in which case only such portion need be redeemed.  If fewer than all Series 2009A Bonds are redeemed, the Trustee will select the Series 2009A Bonds to be redeemed as provided in the Indenture, subject to Section 54 of the Code; or

(b)     At least 45 days but not more than 225 days following a Determination of Potential Tax Credit Ineligibility, at a redemption price equal to the principal amount thereof of the Series 2009A Bonds being so redeemed plus accrued interest thereon to the redemption date.  Any such redemption shall only be that portion of the Series 2009A Bonds that need to be redeemed so that the tax credit under Section 54 of the Code will continue to be available to the Holders of the Series 2009A Bonds remaining outstanding after such redemption.  If fewer than all Series 2009A Bonds are redeemed, the Trustee will select the Series 2009A Bonds to be redeemed as provided in the Indenture, subject to Section 54 of the Code.

So long as no “Guarantor Default” (as defined under the Indenture) is existing and continuing, the Guarantor shall be the “Control Party” under the Indenture.  If the Guarantor is the Control Party, the Guarantor shall be considered the Holder of all Series 2009A Bonds Outstanding for all purposes under the Indenture and shall be permitted to take any and all actions permitted to be taken by the Holders or a specified percentage of Holders thereunder, provided, however, the Guarantor shall not be entitled to receive payments of principal of and interest on the Series 2009A Bonds other than (i) pursuant to the Guarantor’s subrogation rights and (ii) to the extent that the Guarantor is a Holder of the Series 2009A Bonds.  The Control Party will have the sole right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Series 2009A Bonds or exercising any trust or power conferred on the Trustee with respect to the Series 2009A Bonds.  The Guarantor shall, to the extent it makes any payment of any amount with respect to the Series 2009A Bonds, become subrogated to the rights of the recipient of such payments to the extent of such payments.  Subject to and conditioned upon any payment with respect to the Series 2009A Bonds by or on behalf of the Guarantor, the Trustee assigns to the Guarantor, pursuant the Indenture, all rights to the payment of interest or principal with respect to the Series 2009A Bonds which are then due for payment to the extent of all payments made by the Guarantor, and the Guarantor may exercise any option, vote, right, power or the like with respect to the Series 2009A Bonds to the extent that it has made a payment on the Series 2009A Bonds pursuant to the Guarantee.  To evidence such subrogation, the Trustee shall note the Guarantor’s rights as subrogee in the Bond Register upon receipt from the Guarantor of payment by the Guarantor of any amount with respect to the Series 2009A Bonds.  Such subrogation shall in all cases not impair the rights of the Holders of the Series 2009A Bonds to receive all amounts payable by the Guarantor in respect of the Series 2009A Bonds pursuant to the Guarantee.  Each Holder of Series 2009A Bonds is hereby deemed to acknowledge and agree to the rights of subrogation of the Guarantor hereunder, under the Indenture, under the Guarantee and otherwise under applicable law.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Series 2009A Bonds shall occur and be continuing, the principal of the Series 2009A Bonds may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding to be affected, treated as one class.  The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange here for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Series 2009A Bonds, the Holders of not less than 25% in principal amount of the Series 2009A Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to it, the Trustee shall not have received from the Holders of a majority in principal amount of Series 2009A Bonds at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series 2009A Bonds and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange, but the Company and the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Series 2009A Bonds are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess of $100,000.  As provided in the Indenture and subject to certain limitations therein set forth, Series 2009A Bonds are exchangeable for a like aggregate principal amount of Securities of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles thereof.

This Security is a global security within the meaning of the Indenture hereinafter referred to and is registered in the name of a depositary or a nominee of a depositary.  This Security is exchangeable for securities registered in the name of a person other than the depositary or its nominee only in the limited circumstances described in the indenture and may not be transferred except as a whole by the depositary to a nominee of the depositary or by a nominee of the depositary to the depositary or another nominee of the depositary.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

In Witness Whereof, the Company has caused this instrument to be duly executed.

Dated:	National Rural Utilities Cooperative Finance Corporation

By:
Name:
Title:

Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Date:	U.S. Bank National Association, as Trustee

By:
Authorized Signatory

Assignment

The following abbreviations, when used in the inscription on the face of the within Security, shall be construed as though they were written out in full according to applicable laws or regulations

TEN COM	— as tenants in common

TENANT	— as tenants by the entireties

JT TEN	— as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT          —  _____________   Custodian   _____________
(Cust)                                      (Minor)
under Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

For Value Received, the undersigned hereby sell(s), assign(s) and transfer(s) unto

____________________________________________________________

Please Insert Social Security or
other Identifying Number of Assignee:

________________________________________________________________________________________________________
________________________________________________________________________________________________________
(Please Print or Typewrite Name and Address, Including Postal Zip Code, of Assignee)

________________________________________________________________________________________________________
the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________________________________ to transfer said Security on the books of the Company, with full power of substitution in the premises.

If less than the entire principal amount of the within Security is to be sold, transferred or assigned, specify the portion thereof which the Holder elects to have sold, transferred or assigned:  ______________; and specify the denomination or denominations (which shall not be less than the minimum-authorized denomination) of the Securities to be issued to the Holder for the portion of the within Security not being sold, transferred or assigned (in the absence of any such specification, one such Security will be issued for the portion not being sold, transferred or assigned):  ______________________.

Dated:  ______________

Signature:  _________________________
(Sign exactly as your name appears on the other side of this Security Certificate)

Signature Guarantee*:  _________________________

*
Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

Exhibit B

Form of Expense Requisition Statement
(pursuant to Section 402(c) of the Indenture)

U.S. Bank National Association
100 Wall Street
Suite 1600
New York, NY  10005
Attn:  Corporate Trust Services

Requisition No: ___
Requisition Amount: $________
Date: ___________, 200_

Ladies and Gentlemen:

This Certificate is provided pursuant to Section 402(c) of the Indenture, dated as of September 1, 2009 (the “Indenture”) by and among National Rural Utilities Cooperative Finance Corporation (the “Company”), Federal Agricultural Mortgage Corporation and U.S. Bank National Association, Trustee (the “Trustee”), relating to that issue of Clean Renewable Energy Bonds, Secured Tax Credit Series 2009A of National Rural Utilities Cooperative Finance Corporation (the “Series 2009A Bonds”), requesting payment out of the Series 2009A Expense Account of the Project Fund (the “Account”), as defined and established in the Indenture.  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Indenture.  Payment in the amount listed above as the “Requisition Amount” should be wired to Company.  The account information is as follows:

[Name of Bank]
ABA Routing Number:            __________
Account Name:                        __________
Account Number:                     __________

The undersigned Authorized Officer of the Company, on behalf of the Company, does hereby represent as follows:

(i)       the amount of money listed above as the “Requisition Amount” is due and owing, has not been previously paid with moneys disbursed from the Account and is a proper cost of issuing the Series 2009A Bonds; and

(ii)      the money received pursuant to this requisition will be used to pay the fees, costs and expenses of issuing the Series 2009A Bonds, including, without limitation, all printing expenses in connection with the Indenture, Loan Agreements, Project Agreements and Series 2009A Bonds, Rating Agency fees, legal fees, administrative charges of the Company and the initial fees and expenses of the Trustee.

Sincerely,

National Rural Utilities Cooperative Finance Corporation

By
Authorized Company Representative

B-2

Exhibit C

Form of Demand Letter

[Date]

Federal Agricultural Mortgage Corporation
1133 21st Street, N.W., Suite 600
Washington, D.C.  20036
Attn:  Timothy L. Buzby, Vice President – Finance
Telecopier:  202-872-7713

Re: Indenture dated as of September 1, 2009 (the “Indenture”), among National Rural Utilities Cooperative Finance Corporation, as Company (the “Company”), Federal Agricultural Mortgage Corporation, as guarantor (the “Guarantor”), and U.S. Bank National Association, as trustee (the “Trustee”)

Ladies and Gentlemen:

In accordance with Section 502(a) of the Indenture, the Trustee hereby makes a claim under the Guarantee due to a Guaranty Event.  Please remit funds in the amount of ______________________________ ($__________) to the Trustee by 2:30 p.m. Eastern time on the following payment date:_______________________.  Capitalized terms used but not otherwise defined herein have the meanings set forth in the Indenture.

Sincerely,

U.S. Bank National Association, as Trustee

By:
Name:
Title:

cc:	CFO of National Rural Utilities
Cooperative Finance Corporation

Exhibit D

Form of Control Party Instructions

[Date]

U.S. Bank National Association
100 Wall Street
Suite 1600
New York, NY  10005
Attn:  Corporate Trust Services

Re: Indenture dated as of September 1, 2009 (the “Indenture”), among National Rural Utilities Cooperative Finance Corporation, as Company (the “Company”), Federal Agricultural Mortgage Corporation, as guarantor (the “Guarantor”), and U.S. Bank National Association, as trustee (the “Trustee”)

Ladies and Gentlemen:

[__________________], as Control Party, hereby directs U.S. Bank National Association, as Trustee, to distribute funds in the following amounts to the following parties as required by Section 605 of the Indenture:

[List of amounts and locations $s/b sent]

 Capitalized terms used but not otherwise defined herein have the meanings set forth in the Indenture.
Sincerely,

By:
Name:
Title:

cc:	CFO of National Rural Utilities
Cooperative Finance Corporation

Exhibit E

Form of Funds Direction Statement
(pursuant to Section 404(c) of the Indenture)

U.S. Bank National Association
100 Wall Street
Suite 1600
New York, NY  10005
Attn:  Corporate Trust Services

Direction No: ___
Direction Amount: $________
Date: ___________, 200_

Ladies and Gentlemen:

This Certificate is provided pursuant to Section 404(c) of the Indenture, dated as of September 1, 2009 (the “Indenture”) by and among National Rural Utilities Cooperative Finance Corporation (the “Company”), Federal Agricultural Mortgage Corporation and U.S. Bank National Association, Trustee (the “Trustee”), relating to that issue of Clean Renewable Energy Bonds, Secured Tax Credit Series 2009A of National Rural Utilities Cooperative Finance Corporation (the “Series 2009A Bonds”), requesting transfer out of the Borrower Repayments Fund relating (the “Fund”), as defined and established in the Indenture.  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Indenture.

The Trustee is hereby requested to transfer $_________ from the Borrower Repayments Account to be used as set forth below.

The undersigned Authorized Officer of the Company, on behalf of the Company, does hereby represent as follows:

(i)       For transfer to the Bond Fund to be used to pay principal or interest on the Series 2009A Bonds; or

(ii)      for payment to the Company, to be used to pay the fees, costs and expenses of maintaining the Series 2009A Bonds program, including, without limitation, all administrative charges of the Company.

Sincerely,

National Rural Utilities Cooperative Finance Corporation

By
Authorized Company Representative